                                                                     EXHIBIT 4.1







                             STONE CONTAINER CORPORATION,
                                      as Issuer



                                          TO



                                THE BANK OF NEW YORK,
                                      as Trustee



                                      ---------



                                      Indenture



                              Dated as of July 24, 1996



                                     ------------

                             STONE CONTAINER CORPORATION

    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 24, 1996


Trust Indenture                   Indenture Section
  Act Section

Section  310(a)(1)...........................................................609
   (a)(2)....................................................................609
   (a)(3).........................................................Not Applicable
   (a)(4).........................................................Not Applicable
   (a)(5)....................................................................609
   (b)..................................................................608, 610
   (c)............................................................Not Applicable
Section  311(a)..............................................................613
   (b).......................................................................613
   (b)(2).........................................................703(a), 703(b)
Section  312(a)......................................................701, 702(a)
   (b)....................................................................702(b)
   (c)....................................................................702(c)
Section  313(a)...........................................................703(a)
   (b)....................................................................703(b)
   (c)............................................................703(a), 703(b)
   (d)....................................................................703(b)
Section  314(a)(1)...........................................................704
     (a)(2)..................................................................704
     (a)(3)..................................................................704
     (a)(4).................................................................1011
     (b)..........................................................Not Applicable
   (c)(1)....................................................................102
   (c)(2)....................................................................102
   (c)(3).........................................................Not Applicable
   (d)............................................................Not Applicable
   (e).......................................................................102
   (f)............................................................Not Applicable
Section  315(a)...........................................................601(a)
   (b)...............................................................602, 703(a)
   (c)....................................................................601(b)
   (d)....................................................................601(c)
   (d)(1).........................................................601(a), 601(c)
   (d)(2).................................................................601(c)
   (d)(3).................................................................601(c)
   (e).......................................................................514
Section  316(a)..............................................................101

   (a)(1)(A).................................................................512
   (a)(1)(B)............................................................502, 513
   (a)(2).........................................................Not Applicable
   (b).......................................................................508
Section  317(a)(1)...........................................................503
   (a)(2)....................................................................504
   (b)......................................................................1003
   (c)....................................................................104(c)
Section  318(a)..............................................................107
- --------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                  TABLE OF CONTENTS


ARTICLE ONE - Definitions and Other Provisions of General Application.......  1

         SECTION 101.  Definitions..........................................  1
              11 1/2% Notes.................................................  2
              11 1/2% Note Indenture........................................  2
              1991 Indenture................................................  2
              1994 Indentures...............................................  2
              Acquiring Person..............................................  2
              Act...........................................................  3
              Affiliate.....................................................  3
              Agent.........................................................  3
              Asset Disposition.............................................  3
              Asset Disposition Offer.......................................  3
              Asset Disposition Offer Amount................................  3
              Asset Disposition Payment Date................................  3
              Authenticating Agent..........................................  3
              Authority.....................................................  4
              Bankruptcy Law................................................  4
              Board of Directors............................................  4
              Board Resolution..............................................  4
              Business Day..................................................  4
              Capital Stock.................................................  4
              Capitalized Lease Obligation..................................  4
              Change of Control.............................................  4
              Change of Control Date........................................  4
              Change of Control Offer.......................................  4
              Change of Control Payment Date................................  4
              Commission....................................................  4
              Commodities Agreement.........................................  5
              Company.......................................................  5
              Company Request...............................................  5
              Company Order.................................................  5
              Consolidated Amortization Expense.............................  5
              Consolidated Cash Flow Available for Fixed Charges............  5
              Consolidated Depreciation Expense.............................  5
              Consolidated Free Cash Flow...................................  5
              Consolidated Income Tax Expense...............................  5
              Consolidated Interest Coverage Ratio..........................  6
              Consolidated Interest Expense.................................  6
              Consolidated Net Income.......................................  6
              Consolidated Net Worth........................................  6

              Continental Guaranty..........................................  7
              Continuing Director...........................................  7
              Corporate Trust Office........................................  7
              corporation...................................................  7
              covenant defeasance...........................................  7
              Credit Agreements.............................................  7
              Currency Agreement............................................  8
              Custodian.....................................................  8
              Default.......................................................  8
              Defaulted Interest............................................  8
              defeasance....................................................  8
              Deficiency Amount.............................................  8
              Deficiency Date...............................................  8
              Deficiency Offer..............................................  8
              Deficiency Offer Amount.......................................  8
              Deficiency Payment Date.......................................  8
              Depository....................................................  8
              dollars.......................................................  8
              $.............................................................  8
              Event of Default..............................................  8
              Exchange Act..................................................  9
              First Mortgage Notes..........................................  9
              First Mortgage Note Indenture.................................  9
              Five Year Treasury Rate.......................................  9
              GAAP..........................................................  9
              Holder........................................................ 10
              Securityholder................................................ 10
              Indebtedness.................................................. 10
              Indenture..................................................... 11
              Initial Interest Rate......................................... 11
              interest...................................................... 11
              Interest Payment Date......................................... 11
              Interest Swap Obligations..................................... 11
              Lien.......................................................... 11
              Maturity...................................................... 11
              Minimum Subordinated Capital Base............................. 11
              New Credit Agreement.......................................... 11
              Officer....................................................... 12
              Officer's Certificate......................................... 12
              Opinion of Counsel............................................ 12
              Ordinary Course of Business Liens............................. 12
              Original Issue Discount Security.............................. 13
              Outstanding................................................... 13
              Paying Agent.................................................. 14

              Permitted Existing Indebtedness of an Acquired Person......... 14
              Permitted Indebtedness........................................ 15
              Permitted Liens............................................... 17
              Permitted Refinancing Indebtedness............................ 20
              Permitted Stone Canada Indebtedness........................... 21
              Permitted Subordinated Indebtedness........................... 21
              Person........................................................ 21
              Place of Payment.............................................. 22
              Predecessor Security.......................................... 22
              Rate Determination Period..................................... 22
              Receivables................................................... 22
              Redeemable Stock.............................................. 22
              Redemption Date............................................... 22
              Redemption Price.............................................. 22
              Register...................................................... 22
              Registrar..................................................... 22
              Registered Security........................................... 22
              Regular Record Date........................................... 22
              Reset Date.................................................... 22
              Reset Rate.................................................... 22
              Responsible Officer........................................... 23
              Restricted Payment............................................ 23
              Restricted Subsidiary......................................... 23
              SRC Master Trust Indenture.................................... 23
              Securities.................................................... 23
              Senior Indebtedness........................................... 23
              Seven Year Treasury Rate...................................... 23
              Special Record Date........................................... 24
              Specified Bank Debt........................................... 24
              Stated Maturity............................................... 24
              Stone Canada.................................................. 25
              Stone Canada Group............................................ 25
              Subordinated Capital Base..................................... 25
              Subordinated Indebtedness..................................... 25
              Subsidiary.................................................... 25
              Ten Year Treasury Rate........................................ 26
              Trustee....................................................... 26
              Trust Indenture Act........................................... 26
              Two Year Treasury Rate........................................ 26
              U.S. Government Obligations................................... 27
              Unrestricted Subsidiary....................................... 27
              Vice President................................................ 27
         SECTION 102.  Compliance Certificates and Opinions................. 27
         SECTION 103.  Form of Documents Delivered to Trustee............... 28

         SECTION 104.  Acts of Holders...................................... 29
         SECTION 105.  Notices, etc., to Trustee and Company................ 30
         SECTION 106.  Notice to Holders; Waiver............................ 30
         SECTION 107.  Conflict with Trust Indenture Act.................... 31
         SECTION 108.  Effect of Headings and Table of Contents............. 31
         SECTION 109.  Successors and Assigns............................... 31
         SECTION 110.  Separability Clause.................................. 31
         SECTION 111.  Benefits of Indenture................................ 31
         SECTION 112.  Governing Law........................................ 31
         SECTION 113.  Legal Holidays....................................... 32
         SECTION 114.  No Recourse Against Others........................... 32
         SECTION 115.  Incorporation by Reference to Trust Indenture Act.... 32

ARTICLE TWO - Security Forms................................................ 33

         SECTION 201.  Forms Generally...................................... 33
         SECTION 202.  Form of Face of Security............................. 33
         SECTION 203.  Form of Reverse of Security.......................... 36
         SECTION 204.  Form of Trustee's Certificate of Authentication...... 44
         SECTION 205.  Securities in Global Form............................ 45
         SECTION 206.  CUSIP Number......................................... 45
         SECTION 207.  Form of Legend for Securities in Global Form......... 46

ARTICLE THREE - The Securities.............................................. 46

         SECTION 301.  Amount Unlimited: Issuable in Series................. 46
         SECTION 302.  Denominations........................................ 48
         SECTION 303.  Execution, Authentication, Delivery and Dating....... 48
         SECTION 304.  Temporary Securities................................. 50
         SECTION 305.  Registration, Transfer and Exchange.................. 51
         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..... 53
         SECTION 307.  Payment of Interest; Interest Rights Preserved....... 54
         SECTION 308.  Persons Deemed Owners................................ 55
         SECTION 309.  Cancellation......................................... 55
         SECTION 310.  Computation of Interest.............................. 56

ARTICLE FOUR - Satisfaction and Discharge................................... 56

         SECTION 401.  Satisfaction and Discharge of Indenture.............. 56
         SECTION 402.  Application of Trust Money........................... 57

ARTICLE FIVE - Remedies..................................................... 57

         SECTION 501.  Events of Default.................................... 57

         SECTION 502.  Acceleration of Maturity; Rescission and Annulment... 60
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                        by Trustee.......................................... 60
         SECTION 504.  Trustee May File Proofs of Claim..................... 61
         SECTION 505.  Trustee May Enforce Claims Without Possession of
                        Securities.......................................... 62
         SECTION 506.  Application of Money Collected....................... 62
         SECTION 507.  Limitation on Suits.................................. 63
         SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        Premium and Interest................................ 63
         SECTION 509.  Restoration of Rights and Remedies................... 64
         SECTION 510.  Rights and Remedies Cumulative....................... 64
         SECTION 511.  Delay or Omission Not Waiver......................... 64
         SECTION 512.  Control by Holders................................... 64
         SECTION 513.  Waiver of Past Defaults.............................. 65
         SECTION 514.  Undertaking for Costs................................ 65
         SECTION 515.  Waiver of Stay or Extension Laws..................... 65

ARTICLE SIX - The Trustee................................................... 66

         SECTION 601.  Certain Duties and Responsibilities of the Trustee... 66
         SECTION 602.  Notice of Defaults................................... 66
         SECTION 603.  Certain Rights of Trustee............................ 67
         SECTION 604.  Not Responsible for Recitals or Issuance of
                        Securities.......................................... 68
         SECTION 605.  May Hold Securities.................................. 68
         SECTION 606.  Money Held in Trust.................................. 68
         SECTION 607.  Compensation and Reimbursement....................... 68
         SECTION 608.  Disqualification; Conflicting Interests.............. 69
         SECTION 609.  Corporate Trustee Required; Eligibility.............. 69
         SECTION 610.  Resignation and Removal; Appointment of Successor.... 70
         SECTION 611.  Acceptance of Appointment by Successor............... 71
         SECTION 612.  Merger, Conversion, Consolidation or Succession to
                        Business............................................ 72
         SECTION 613.  Preferential Collection of Claims Against Company.... 73
         SECTION 614.  Appointment of Authenticating Agent.................. 73

ARTICLE SEVEN - Holders' Lists and Reports by Trustee and Company........... 75

         SECTION 701.  Company to Furnish Trustee Names and Addresses of
                        Holders............................................. 75
         SECTION 702.  Preservation of Information; Communications to
                        Holders............................................. 75
         SECTION 703.  Reports by Trustee................................... 75
         SECTION 704.  Reports by Company................................... 76

ARTICLE EIGHT - Consolidation, Merger, Lease, Sale or Transfer.............. 77

         SECTION 801.  When Company May Merge, etc.......................... 77
         SECTION 802.  Securities to Be Secured in Certain Events........... 78
         SECTION 803.  Officer's Certificate; Opinion of Counsel............ 78
         SECTION 804.  Successor Corporation Substituted.................... 79

ARTICLE NINE - Supplements to the Indenture ................................ 79

         SECTION 901.  Supplemental Indentures Without Consent of Holders... 79
         SECTION 902.  Supplemental Indentures with Consent of Holders...... 80
         SECTION 903.  Execution of Supplemental Indentures................. 82
         SECTION 904.  Effect of Supplemental Indentures.................... 82
         SECTION 905.  Conformity with Trust Indenture Act.................. 82
         SECTION 906.  Reference in Securities to Supplemental Indentures... 82

ARTICLE TEN - Covenants..................................................... 82

         SECTION 1001.  Payment of Principal, Premium and Interest.......... 82
         SECTION 1002.  Maintenance of Office or Agency..................... 83
         SECTION 1003.  Money for Securities Payments to Be Held in Trust... 83
         SECTION 1004.  Corporate Existence................................. 85
         SECTION 1005.  Payment of Taxes and Other Claims................... 85
         SECTION 1006.  Restriction on Dividends............................ 85
         SECTION 1007.  Limitation on Future Liens and Guaranties........... 86
         SECTION 1008.  Limitation on Future Incurrence of Indebtedness..... 88
         SECTION 1009.  Limitation on Asset Dispositions.................... 88
         SECTION 1010.  Maintenance of Properties........................... 92
         SECTION 1011.  Compliance Certificates............................. 93
         SECTION 1012.  Waiver of Stay, Extension or Usury Laws............. 94
         SECTION 1013.  Change of Control................................... 94
         SECTION 1014.  Waiver of Certain Covenants......................... 96

ARTICLE ELEVEN - Maintenance of Subordinated Capital Base................... 96

         SECTION 1101.  Maintenance of Subordinated Capital Base............ 96
         SECTION 1102.  Alternative Interest Rate Adjustment................ 98

ARTICLE TWELVE - Redemption of Securities...................................100

         SECTION 1201.  Applicability of Article............................100
         SECTION 1202.  Election to Redeem; Notice to Trustee...............100
         SECTION 1203.  Selection by Trustee of the Securities to Be
                         Redeemed...........................................100

         SECTION 1204.  Notice of Redemption................................101
         SECTION 1205.  Deposit of Redemption Price.........................101
         SECTION 1206.  Securities Payable on Redemption Date...............102
         SECTION 1207.  Securities Redeemed in Part.........................102

ARTICLE THIRTEEN - Sinking Funds............................................102

         SECTION 1301.  Applicability of Article............................102
         SECTION 1302.  Satisfaction of Sinking Fund Payments with
                         Securities.........................................103
         SECTION 1303.  Redemption of Securities for Sinking Fund...........103

ARTICLE FOURTEEN - Defeasance And Covenant Defeasance.......................103

         SECTION 1401.  Applicability of Article; Company's Option to Effect
                         Defeasance or Covenant Defeasance..................103
         SECTION 1402.  Defeasance and Discharge............................104
         SECTION 1403.  Covenant Defeasance.................................104
         SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.....105
         SECTION 1405.  Deposited Money and Government Obligations to be
                         Held in Trust; Other Miscellaneous Provisions......106




- -----------------------

    NOTE: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

    INDENTURE, dated as of July 24, 1996, between STONE CONTAINER CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Chicago, Illinois, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee") having its Corporate Trust office at 101 Barclay Street, New York, New York 10286, United States of America.

                               RECITALS OF THE COMPANY

    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (4) the word "including" (and with correlative meaning "include") means including, without limiting the generality of, any description preceding such term; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

    Certain terms, used principally in Article Six, are defined in that Article.

    "11 1/2% Notes" means the Company's 11-1/2% Senior Notes due 2004.

    "11 1/2% Note Indenture" means the indenture dated as of October 12, 1994 between the Company and The Bank of New York, as Trustee, relating to the 11 1/2% Notes, as amended and supplemented to the date hereof and, unless otherwise indicated, from time to time after the date hereof.

    "1991 Indenture" means the indenture dated as of November 1, 1991 between the Company and The Bank of New York, as Trustee, as amended and supplemented to the date hereof and, unless otherwise indicated, from time to time after the date hereof. References herein to Indebtedness issued under the 1991 Indenture shall include any Indebtedness issued thereunder both before and after the date hereof.

    "1994 Indentures" means (i) the 11 1/2% Note Indenture and (ii) the First Mortgage Note Indenture. References herein to Indebtedness issued under the 1994 Indentures shall include any Indebtedness issued thereunder both before and after the date hereof.

    "Acquiring Person" means any Person or group (as defined in Section
13(d)(3) of the Exchange Act) who or which, together with all affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), becomes the beneficial owner of shares of common stock of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company; PROVIDED, HOWEVER, that an Acquiring Person shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding common stock of the Company for or pursuant to the terms of any such plan, (iv) any descendant of Joseph Stone or the spouse of any such descendant, the estate of any such descendant or the spouse of any such descendant, any trust or other arrangement for the benefit of any such descendant or the spouse of any such descendant or any charitable organization established by any such descendant or the spouse of any such descendant (collectively, the "Stone Family"), or (v) any group which includes any member or members of the Stone Family and a majority of the common stock of the Company held by such group is beneficially owned by such member or members. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of common stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to more than 50% or more of the common stock of the Company then outstanding; PROVIDED, HOWEVER, that if a Person shall become the beneficial owner of more than 50% or more of the common stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of any additional shares of common stock of the Company, then such Person shall be deemed to be an "Acquiring Person."

    "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agent" means any Registrar, Paying Agent or co-registrar.

    "Asset Disposition" means any sale, transfer, sale-leaseback or other disposition of (i) shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares) or (ii) property or assets of the Company or any Restricted Subsidiary (other than a sale, transfer, sale-leaseback or other disposition of Receivables and other assets or property described in clause (vi) of the definition of Permitted Liens pursuant to a Receivables sale constituting Indebtedness pursuant to clause (ii) of the definition thereof); PROVIDED, HOWEVER, that an Asset Disposition shall not include any sale, transfer, sale-leaseback or other disposition (a) of Collateral (as defined in the First Mortgage Note Indenture while the First Mortgage Notes are outstanding), (b) by a Restricted Subsidiary to the Company or to another Restricted Subsidiary or by the Company to a Restricted Subsidiary, (c) of defaulted Receivables for collection or (d) in the ordinary course of business, but shall include any sale, transfer, sale-leaseback or other disposition by the Company or a Restricted Subsidiary to an Unrestricted Subsidiary of the shares, property or assets referred to in clauses (i) and (ii). The designation by the Company of a Subsidiary of the Company as an "Unrestricted Subsidiary" shall constitute an Asset Disposition of such Subsidiary's property and assets net of its liabilities, unless the transfer of property and assets to such Subsidiary has previously constituted an Asset Disposition.

    "Asset Disposition Offer" shall have the meaning provided in Section
1009(c).

    "Asset Disposition Offer Amount" shall have the meaning provided in Section 1009(a).

    "Asset Disposition Payment Date" shall have the meaning provided in Section 1009(c).

    "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

    "Authority" means any federal, state, municipal or local government or quasi-governmental agency or authority.

    "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

    "Board of Directors" means the board of directors of the Company; PROVIDED, HOWEVER, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close.

    "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, warrants, rights, options or other equivalents (however designated) of capital stock or any other equity interest of such Person, including each class of common stock and preferred stock.

    "Capitalized Lease Obligation" means, in respect of any Person, an obligation to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

    "Change of Control" means any event by which (i) an Acquiring Person has become such or (ii) Continuing Directors cease to comprise a majority of the members of the Board of Directors of the Company.

    "Change of Control Date", "Change of Control Offer" and "Change of Control Payment Date" shall have the respective meanings provided in Section 1013.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

    "Commodities Agreement" of any Person means any forward contract, option or futures contract or similar agreement or arrangement designed to protect such Person or any of its Subsidiaries from fluctuations in the price of, or shortage of supply of, commodities.

    "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

    "Consolidated Amortization Expense" means, for any period, the amortization expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

    "Consolidated Cash Flow Available for Fixed Charges" means, for any period,
(a) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Income Tax Expense, (iv) Consolidated Depreciation Expense, (v) Consolidated Amortization Expense and
(vi) other non-cash items reducing Consolidated Net Income, MINUS (b) non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in accordance with GAAP.

    "Consolidated Depreciation Expense" means, for any period, the depreciation expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

    "Consolidated Free Cash Flow" means, for any period, (a) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Depreciation Expense and (iii) Consolidated Amortization Expense, MINUS (b) the sum of (i) Restricted Payments during such period, (ii) net reduction during such period in Indebtedness of the Company and its Restricted Subsidiaries (other than as a result of Asset Dispositions, Collateral Asset Dispositions (as defined in the First Mortgage Note Indenture) or Collateral Loss Events (as defined in the First Mortgage Note Indenture)) and (iii) the excess (but not the deficit) of capital expenditures of the Company and its Restricted Subsidiaries for such period not financed pursuant to clause (vi) of the definition of Permitted Indebtedness over Consolidated Depreciation Expense.

    "Consolidated Income Tax Expense" means, for any period, the aggregate of the income tax expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

    "Consolidated Interest Coverage Ratio" means, for any period, the ratio of
(i) Consolidated Cash Flow Available for Fixed Charges to (ii) Consolidated Interest Expense.

    "Consolidated Interest Expense" means, for any period, the interest expense (including the interest component of all Capitalized Lease Obligations and the earned discount or yield with respect to a Receivables sale constituting Indebtedness) of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED, HOWEVER, that, with respect to revolving credit, revolving Receivables purchases or other similar arrangements, the interest expense in respect thereof for any period shall be the PRO FORMA interest expense attributable to all amounts committed during such period under such revolving credit, revolving Receivables purchases or other similar arrangements, whether or not such amounts were actually outstanding during such period, in accordance with the terms thereof, in each case on a consolidated basis in accordance with GAAP.

    "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period, determined in accordance with GAAP; PROVIDED, HOWEVER, that: (a) there shall be excluded therefrom (i) the net income (or loss) of any Person (other than the Company) which is not a Restricted Subsidiary, EXCEPT to the extent of the amounts of dividends or other distributions actually paid in cash or tangible property or tangible assets (such property or assets to be valued at their fair market value net of any obligations secured thereby) to the Company or any of its Restricted Subsidiaries by such Person during such period, (ii) EXCEPT to the extent includable pursuant to the foregoing clause (i), the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or that Person's property or assets are acquired by the Company or any of its Restricted Subsidiaries, (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary and (iv) the excess (but not the deficit), if any, of (x) any gain which must be treated as an extraordinary item under GAAP or any gain realized upon the sale or other disposition of any asset that is not sold in the ordinary course of business or of any Capital Stock of a Restricted Subsidiary over (y) any loss which must be treated as an extraordinary item under GAAP or any loss realized upon the sale or other disposition of any asset that is not sold in the ordinary course of business or of any Capital Stock of a Restricted Subsidiary; and (b) there shall be included therein the amount of cash realized by the Company or any of its Restricted Subsidiaries during such period on account of dividends or other distributions theretofore paid in other than cash or tangible property or tangible assets by a Person which is not a Restricted Subsidiary.

    "Consolidated Net Worth" means the amount which at any date of determination, in conformity with GAAP consistently applied, would be set forth under the caption

"stockholders' equity" (or any like caption) on a consolidated balance sheet of the Company and its Restricted Subsidiaries, exclusive of amounts attributable to Redeemable Stock (at such time as no Indebtedness is outstanding under the 1991 Indenture, excluding the effects of foreign currency translation adjustments). If the Company has changed one or more of the accounting principles used in the preparation of its financial statements because of a change mandated by the Financial Accounting Standards Board or its successor, then Consolidated Net Worth shall mean the Consolidated Net Worth the Company would have had if the Company had continued to use those generally accepted accounting principles employed on November 1, 1991.

    "Continental Guaranty" means the Guaranty dated as of October 7, 1983 between The Continental Group, Inc. and the Company, as amended from time to time.

    "Continuing Director" means any member of the Board of Directors, while such person is a member of such Board of Directors, who is not an Acquiring Person, or an Affiliate or associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or associate and who (a) was a member of the Board of Directors prior to November 1, 1991, or (b) subsequently became or becomes a member of such Board of Directors and whose nomination for election or election to such Board of Directors was or is recommended or approved by resolution of a majority of the Continuing Directors or who was or is included as a nominee in a proxy statement of the Company distributed when a majority of such Board of Directors consists of Continuing Directors.

    "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York, 10286, United States of America.

    "corporation" includes corporations, associations, companies, business trusts and limited partnerships.

    "covenant defeasance" has the meaning specified in Section 1403.

    "Credit Agreements" means (i) the credit agreement, dated as of March 1, 1989, by and among the Company, the financial institutions signatory thereto, Bankers Trust Company, as agent for such financial institutions, and Citibank, N.A., Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company) and The First National Bank of Chicago, as co-agents for such financial institutions, as amended, modified, refinanced (including, without limitation, by the New Credit Agreement) or extended from time to time, (ii) the credit agreement, dated as of March 1, 1989, by and among Stone Canada, the financial institutions signatory thereto, Bankers Trust Company, as agent for such financial institutions, and Citibank, N.A., Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company) and The First National Bank of Chicago, as co-agents for such financial institutions, as amended, modified, refinanced (including, without limitation, by the New

Credit Agreement) or extended from time to time and (iii) the revolving credit agreement, dated as of March 1, 1989, by and among Stone Canada, the financial institutions signatory thereto, BT Bank of Canada, as administrative agent, The Bank of Nova Scotia, as payment agent, and Bankers Trust Company, as collateral agent, as amended, modified, refinanced (including, without limitation, by the New Credit Agreement) or extended from time to time.

    "Currency Agreement" of any Person means any foreign exchange contract, currency swap agreement, forward currency contract, option or futures contract or other similar agreement or arrangement, and any renewal or extension thereof, designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

    "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

    "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

    "Defaulted Interest" has the meaning specified in Section 307.

    "defeasance" has the meaning specified in Section 1402.

    "Deficiency Amount" shall have the meaning provided in Section 1009(b).

    "Deficiency Date" shall have the meaning provided in Section 1101(a).

    "Deficiency Offer" shall have the meaning provided in Section 1101(a).

    "Deficiency Offer Amount" shall have the meaning provided in Section
1101(a).

    "Deficiency Payment Date" shall have the meaning provided in Section 1101(c)(2).

    "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as Depository by the Company pursuant to
Section 301, until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" shall mean the Depository with respect to the Securities of that series.

    "dollars" and "$" means lawful money of the United States of America.

    "Event of Default" has the meaning specified in Section 501.

    "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

    "First Mortgage Notes" means the Company's 10-3/4% First Mortgage Notes due 2002.

    "First Mortgage Note Indenture" means the indenture dated as of October 12, 1994 between the Company and Norwest Bank Minnesota, National Association, as Trustee, relating to the First Mortgage Notes, as amended and supplemented to the date hereof and unless otherwise indicated, from time to time after the date hereof.

    "Five Year Treasury Rate" means the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of five years, for the Rate Determination Period as determined from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15(519), "Selected Interest Rates," which weekly average yield to maturity values currently are set forth in such Statistical Release under the caption "U.S. Government Securities-Treasury Constant Maturities-5 Year" or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15(519) or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government Department or agency or (y) if the United States Treasury Department shall not then be constructing such yield curves, then as constructed by the Federal Reserve Board or any other United States Government Department or agency and published as set forth in (x) above. However, if the Five Year Treasury Rate cannot be determined as provided above, then the Five Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each Business Day during the Rate Determination Period of all of the issues of actively trading issues of non-interest bearing United States Treasury fixed interest rate securities with a maturity of not less than 57 months nor more than 63 months from such Business Day (1) as published in THE WALL STREET JOURNAL or (2) if THE WALL STREET JOURNAL shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

    "GAAP" means generally accepted accounting principles, as in effect as of November 1, 1991 in the United States of America, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as is approved by a significant segment of the accounting profession.

    "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Register.

    "Indebtedness" means (without duplication), with respect to any Person, (i) any obligation of such Person to pay the principal of, premium, if any, interest on, penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to any indebtedness, and any other liability, contingent or otherwise, of such Person (A) for borrowed money or the deferred purchase price of property or services (excluding trade payables and payables, indebtedness, obligations and other liabilities of the Company to any Restricted Subsidiary or of any Restricted Subsidiary to the Company or to any other Restricted Subsidiary), whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof; (B) for any letter of credit for the account of such Person supporting other obligations of such Person described in this definition; or (C) for the payment of money relating to a Capitalized Lease Obligation; (ii) the unrecovered investment of a purchaser (other than the Company or any of its Restricted Subsidiaries) of such Person's Receivables pursuant to a Receivables purchase facility or otherwise (whether or not characterized as a sale of such Receivables or a secured loan, but excluding any disposition of Receivables in connection with a disposition of fixed assets or a business of such Person and any disposition of defaulted Receivables for collection), together with any obligation of such Person to pay any discount, interest, fees, indemnification amounts, penalties, recourse on account of the uncollectability of Receivables, expenses or other amounts in connection therewith; (iii) any obligation of another Person (other than a Restricted Subsidiary of such Person) of the kind described in the preceding clause (i) or
(ii), which the Person has guaranteed or which is otherwise its legal liability;
(iv) any obligation of another Person (other than a Restricted Subsidiary of such Person) of the kind described in the preceding clause (i) or (ii) secured by a Lien to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; and (v) any renewals, extensions or refundings of any of the foregoing described in any of the preceding clauses (i), (ii),
(iii) and (iv). The "amount" or "principal amount" of Indebtedness of any Person at any date, as used herein, shall be the outstanding principal amount at such date of all unconditional Indebtedness, the maximum principal amount of any contingent Indebtedness or the unrecovered purchaser's investment in a sale of Receivables, in each case at such date and without taking into account any premium, interest, penalties, reimbursement or indemnification amounts, fees, expenses or other amounts (other than principal or unrecovered purchaser's investment) in respect thereof; PROVIDED, HOWEVER, that (y) with respect to Indebtedness described in clause (iv) above, the amount of Indebtedness shall be the lesser of (a) the amount of the Indebtedness of such other Person that is secured by the property or assets of such Person and (b) the fair market value of the property or assets securing such Indebtedness, and (z) with respect to revolving credit, revolving Receivables purchases or other similar arrangements, the amount of Indebtedness thereunder shall be the amounts of such commitments as of the date of determination.

    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

    "Initial Interest Rate", when used with respect to any Security, means the initial rate of interest to be borne by such Security as stated on the face thereof.

    "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

    "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

    "Interest Swap Obligations" of any Person means the obligations of such Person pursuant to any interest rate swap agreement, interest rate collar agreement, forward rate agreement, interest rate cap insurance, option or futures contract or other similar agreement or arrangement, and any renewal or extension thereof, designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates or to permit the exchange of fixed rate obligations of such Person for floating rate obligations and entered into the ordinary course of financial management of the Company and not for speculative purposes.

    "Lien" means any mortgage, pledge, security interest, adverse claim (as defined in Section 8.302(2) of the New York Uniform Commercial Code), encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any of its Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement).

    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of the principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

    "Minimum Subordinated Capital Base" shall have the meaning provided in
Section 1101(a).

    "New Credit Agreement" means the credit agreement, dated as of October 12, 1994, by and among the Company, the financial institutions signatory thereto and Bankers Trust Company, as agent for such financial institutions, as amended, modified, refinanced or extended from time to time, including without limitation, as amended and restated as of March 22, 1996.

    "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer or the Secretary of the Company.

    "Officer's Certificate" means a certificate signed by an Officer and delivered to the Trustee that shall comply with Sections 102 and 103.

    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Person entitled to receive such opinion.

    "Ordinary Course of Business Liens" means, with respect to any Person,

      (i) Liens for taxes, assessments, governmental charges, levies or claims not yet delinquent or being contested in good faith;

     (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business (including the construction of facilities) or deposits to obtain the release of such Liens;

    (iii) Liens in connection with workers' compensation, unemployment insurance and other similar legislation;

     (iv) zoning restrictions, licenses, easements, rights-of-way and other similar charges or encumbrances or restrictions not interfering in any material respect with the business of such Person or any of its Subsidiaries;

      (v) Liens securing such Person's obligations with respect to commercial letters of credit;

     (vi)  Liens to secure public or statutory obligations of such Person;

    (vii) judgment and attachment Liens against such Person not giving rise to a Default under the Securities of any series or Liens created by or existing from any litigation or legal proceeding against such Person which is currently being contested in good faith by such Person in appropriate proceedings;

    (viii) leases or subleases granted to other Persons or existing on property acquired by such Persons;

     (ix) Liens encumbering property or assets of such Person under construction arising from progress or partial payments;

      (x) Liens encumbering customary initial deposits and margin accounts and other Liens securing obligations arising out of Interest Swap Obligations, Currency Agreements and

Commodities Agreements, in each case of the type typically securing such obligations; PROVIDED, HOWEVER, that if such Interest Swap Obligations, Currency Agreements and Commodities Agreements relate to Indebtedness not incurred in violation of this Indenture, such Lien may also cover the property and assets securing the Indebtedness to which such Interest Swap Obligations, Currency Agreements and Commodities Agreements relate;

     (xi) Liens encumbering deposits made to secure obligations arising from public, statutory, regulatory, contractual or warranty requirements or obligations of such Person or its Subsidiaries (not constituting Indebtedness);

    (xii) Liens arising from filing UCC financing statements regarding leases or consignments;

    (xiii) purchase money Liens securing payables (not constituting Indebtedness) arising from the purchase by such Person or any of its Affiliates of any equipment or goods in the ordinary course of business;

    (xiv) Liens arising out of consignment or similar arrangements for the sale of goods entered into by such Person or any of its Subsidiaries in the ordinary course of business;

     (xv) Liens in the ordinary course of business granted by such Person to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, or progress payments, performance and return-of-money bonds and other similar obligations (not constituting Indebtedness);

    (xvi) Liens in favor of collecting banks constituting a right of set-off, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in the possession of such bank; and

    (xvii)  Liens in favor of customs and revenue authorities.

    "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

    "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

    (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

    (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

    (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a BONA FIDE purchaser in whose hands such Securities are valid obligations of the Company; and

    (iv)  Securities which have been defeased pursuant to Section 1402;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination, and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

    "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued hereunder.

    "Permitted Existing Indebtedness of an Acquired Person" means Indebtedness of any Person (which may be assumed or guaranteed by, or may otherwise become the legal liability of, the Company or any Restricted Subsidiary with or into which such Person is merged or consolidated) existing at the time such Person becomes a Restricted Subsidiary, or is merged with or into or consolidated with the Company or one of its Restricted Subsidiaries, so long as such Indebtedness was not created in anticipation of or as a result of such Person becoming a Restricted Subsidiary or of such merger or consolidation, and any Indebtedness to the extent exchanged for, or the net proceeds of which are used to refinance, redeem or defease, such Indebtedness (or any extension, renewal or refinancing thereof), or to finance any costs incurred in connection with such exchange, refinancing, redemption or defeasance; PROVIDED,

HOWEVER, that the proceeds of such Indebtedness shall be used to so refinance, redeem or defease the Indebtedness within 12 months of the incurrence of such subsequent Indebtedness.

    "Permitted Indebtedness" means (i)(a) any Indebtedness in a principal amount not exceeding the principal amount outstanding or committed under the Credit Agreements (including any letter of credit facility thereunder) as of November 1, 1991 PLUS two hundred fifty million dollars ($250,000,000), and LESS the sum of (x) proceeds from the sale of all Indebtedness under the 1991 Indenture issued from time to time that are applied to repay Indebtedness under the Credit Agreements and (y) the proceeds from the sale of the 111/2% Notes, the First Mortgage Notes and the Securities of any series; (b) any Indebtedness in a principal amount not exceeding 80% of the aggregate face amount of Receivables of the Company and its Restricted Subsidiaries (measured as of the latest date as of which information regarding Receivables is available) and constituting Indebtedness described in clause (ii) of the definition of Indebtedness or outstanding pursuant to any other revolving credit facility; (c) any Indebtedness under the 1991 Indenture issued prior to the date hereof the proceeds of which have been used to repay Indebtedness under the Credit Agreements within five Business Days after such issuance (and any subsequent Indebtedness the proceeds of which are used to refinance such Indebtedness) and
(d) the First Mortgage Notes, the 111/2% Notes and the Securities of any series (and any subsequent Indebtedness the proceeds of which are used to refinance such Indebtedness); PROVIDED, HOWEVER, that:

         (1) the aggregate principal amount permitted to be outstanding under clause (a) shall be reduced by the aggregate amount of any repayments or prepayments of any Senior Indebtedness (other than the 111/2% Notes, the First Mortgage Notes, any Securities of any series and Indebtedness issued under the 1991 Indenture) out of the proceeds of Asset Dispositions as described in and required by Section 1009 hereof after November 1, 1991, and, thereafter, shall be increased if, at the end of the fourth consecutive complete fiscal quarter after the initial reduction pursuant to this clause (1) or at any anniversary of the end of such fourth fiscal quarter, the Consolidated Free Cash Flow of the Company for the preceding four quarters has been zero or greater, in which event the amount of the increase shall be the amount by which the consolidated capital expenditures of the Company and its Restricted Subsidiaries not financed by Indebtedness referred to in clause (vi) of this definition during such four-quarter period exceeds Consolidated Depreciation Expense for such period (provided any such increase shall be made only to the extent all such reductions occurring prior to the four fiscal quarters for which such calculation of Consolidated Free Cash Flow has been made exceed all prior increases pursuant to this clause (1));

         (2) (A) the aggregate amount permitted to be incurred under clause (a) shall be reduced by the principal amount outstanding under the New Credit Agreement on the date hereof net of subsequent reductions thereof, and (B) the aggregate amount permitted to be incurred under clause (b) shall be reduced by the principal amounts outstanding under the Master Trust Indenture and Security Agreement among Stone Receivable Corporation, Marine Midland Bank, as trustee, and Bankers Trust Company, as administrative agent (the "SRC Master Trust Indenture");

         (3) the Permitted Indebtedness contemplated by this clause (i) may be incurred by the Company and, in the case of Permitted
    Indebtedness constituting Indebtedness under clause (ii) of the definition of Indebtedness, by the Company or any Restricted
    Subsidiary; and

         (4) any Restricted Subsidiary in the Stone Canada Group may incur, assume or guarantee any Indebtedness under clauses (i)(a) and
    (i)(b) above under any revolving credit facilities of Restricted Subsidiaries in the Stone Canada Group entered into pursuant to this clause (i), for which the aggregate amount committed thereunder does not exceed two hundred million dollars ($200,000,000), to finance the working capital of Restricted Subsidiaries in the Stone Canada Group;

    (ii)   Permitted Subordinated Indebtedness;

    (iii)  Permitted Refinancing Indebtedness;

    (iv)   Permitted Stone Canada Indebtedness;

    (v)    Permitted Existing Indebtedness of an Acquired Person;

    (vi) Indebtedness incurred for the purpose of acquiring Capital Stock of another Person, or assets comprising a business or line of business or intangible assets or acquiring, constructing or improving fixed assets, in each case related primarily to, or used in connection with, the paper or forest products businesses and which (a) constitutes all or a portion of (but not more than) the purchase price of such Capital Stock or assets (such purchase price including any Indebtedness assumed or repaid in connection with such purchase) or the cost of construction or improvement of such assets (together with any transaction costs relating to such purchase, construction or improvement), (b) is incurred prior to, at the time of or within 270 days after the acquisition, construction or improvement of such assets for the purpose of financing the purchase price of such Capital Stock or assets or the cost of construction or improvement thereof (together with any transaction costs relating to such purchase, construction or improvement) and (c) is the direct or guaranteed obligation of any of (1) the Company, (2) a Restricted Subsidiary formed for the purpose of acquiring such Capital Stock or assets (and having no material assets other than assets to be used for such acquisition), (3) any Person comprised within the acquired assets or (4) in the case of the construction or improvement of fixed assets, the Restricted Subsidiary which will own such assets, or any extension, renewal or refinancing of such Indebtedness; PROVIDED, HOWEVER, that the amount so extended, renewed or refinanced shall not exceed the principal amount outstanding on the date of such extension, renewal or refinancing, PLUS costs incurred in connection with any such extension, renewal or refinancing (it being understood that any fixed assets included within capital expenditures which increased Indebtedness permitted under clause (i) of the definition of Permitted Indebtedness pursuant to clause (1) to the proviso to such clause may not be financed pursuant to this clause (vi));

    (vii) Indebtedness in an aggregate principal amount not to exceed three hundred million dollars ($300,000,000) at any one time outstanding; PROVIDED, HOWEVER, that no Restricted Subsidiary may incur Indebtedness under this clause
(vii) to the extent that after the incurrence of such Indebtedness the sum (without duplication) of (x) all Indebtedness of Restricted Subsidiaries incurred under this clause (vii), PLUS (y) Indebtedness and other obligations then secured pursuant to clause (xii) of the definition of Permitted Liens, PLUS
(z) the amount of Indebtedness that was not incurred pursuant to clause (i)(b) of this definition and is secured pursuant to clause (vi) of the definition of Permitted Liens shall not exceed three hundred million dollars ($300,000,000);

    (viii) Indebtedness of the Company in an aggregate principal amount not to exceed two hundred fifty million dollars ($250,000,000) at any one time outstanding;

    (ix) any Interest Swap Obligation, Currency Agreement or Commodities Agreement relating to Indebtedness that was not incurred in violation of the terms of this Indenture; and

    (x) Indebtedness to finance an increase in the working capital of any Person or Persons that (a) are organized under the laws of a jurisdiction other than the United States or any subdivision thereof and (b) became Restricted Subsidiaries after November 1, 1991; PROVIDED, HOWEVER, that Indebtedness pursuant to this clause (x) is the obligation of the Company or such Person or Persons.

    "Permitted Liens" means, with respect to any Person,

    (i)  Ordinary Course of Business Liens;

    (ii) Liens upon property or assets acquired or constructed by such Person or any Affiliate after November 1, 1991 or constituting improvements after November 1, 1991 to property or assets; PROVIDED, HOWEVER, that (a) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance or refinance, the purchase price (such purchase price including any Indebtedness assumed or repaid in connection with such purchase) or cost of construction of the property or assets subject thereto or of such improvement, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such purchase price or cost (together with any transaction costs relating to such purchase, construction or improvement), (c) such Lien does not extend to or cover any other property or assets other than such property, assets, improvement and any other improvements thereon (or, in the case of any construction or improvement, any substantially unimproved real property on which the property is constructed or the improvement is located) and (d) the occurrence of such Indebtedness is permitted by clause (vi) of the definition of Permitted Indebtedness;

    (iii) Liens securing obligations with respect to letters of credit (other than commercial letters of credit) to the extent the obligations supported by such letters of credit may be secured without violating Section 1007 hereof;

    (iv) Liens covering property subject to any Capitalized Lease Obligation or other lease which was not entered into in violation of this Indenture securing the interest of the lessor or other Person under such Capitalized Lease Obligation or other lease;

    (v) Liens securing obligations to a trustee pursuant to the compensation and indemnity provisions of any indenture (including this Indenture) and Liens securing obligations to a trustee or agent with respect to collateral for any Indebtedness;

    (vi)  Liens created in connection with a disposition of Receivables
(whether or not characterized as a sale of such Receivables or a secured loan) not prohibited by this Indenture on (a) such Receivables, (b) collateral securing such Receivables, (c) goods or services, the sale, lease or furnishing of which gave rise to such Receivables, (d) books and records relating to such Receivables, (e) agreements or arrangements supporting or securing such Receivables and (f) incidental property and assets relating to any of the foregoing; PROVIDED, HOWEVER, that the aggregate amount at any time of Indebtedness that is secured pursuant to this clause (vi) and was not incurred pursuant to clause (i)(b) of the definition of Permitted Indebtedness, shall at no time exceed (x) three hundred million dollars ($300,000,000) LESS (y) the sum of Indebtedness and other obligations then secured pursuant to clause (xii) of this definition PLUS the then outstanding principal amount of Indebtedness of Restricted Subsidiaries incurred under clause (vii) of the definition of Permitted Indebtedness (and not secured pursuant to this clause (vi) or such clause (xii));

    (vii) Liens upon property or assets of the Company created in substitution and exchange for a Permitted Lien upon other property or assets of the Company or any of its Subsidiaries and Liens upon property or assets of any Subsidiaries of the Company created in substitution and exchange for a Permitted Lien upon other property or assets of any Subsidiaries of the Company; PROVIDED, HOWEVER, that (a) such Permitted Lien is released contemporaneously with the creation of the Lien in substitution therefor, (b) the fair market value of the property or assets with respect to the Lien so released is substantially the same as the fair market value of the property or assets subject to the Lien created in substitution therefor and (c) no Lien may be placed on property or assets of the Company or a Restricted Subsidiary in substitution and exchange for a Lien upon property or assets of an Unrestricted Subsidiary;

    (viii) Liens upon property or assets of a Subsidiary of a Person securing Indebtedness of such Person or of such Subsidiary, which Liens are created in substitution and exchange for an outstanding pledge by such Person of a majority of the Capital Stock of such

Subsidiary for the purpose of securing such Indebtedness (or a guaranty in respect thereof); PROVIDED , HOWEVER, that if the property and assets of such Subsidiary to be subjected to such Liens have a fair market value in excess of twenty-five million dollars ($25,000,000), such Subsidiary shall have guaranteed the obligations of the Company in respect of the Securities and, if requested by the Trustee, such Subsidiary shall have waived all its rights of subrogation and reimbursement from the Company in connection with such guaranty;

    (ix) Liens upon any property or assets (a) existing at the time of acquisition thereof by the Company or any Subsidiary, (b) of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary of the Company or existing at the time of a sale or transfer of any such property or assets of such Person to the Company or any Subsidiary of the Company or (c) of a Person existing at the time such Person becomes a Subsidiary of the Company; PROVIDED, HOWEVER, that such Liens shall not have been created in contemplation of such sale, merger, consolidation, transfer or acquisition;

    (x) Liens existing at November 1, 1991;

    (xi) (a) Liens upon any property or assets of the Company and its Restricted Subsidiaries securing Indebtedness under the Credit Agreements in a principal amount not exceeding the principal amount outstanding or committed under the Credit Agreements (including any letter of credit facility, but without duplication with respect to commitments for loans the use of proceeds of which is restricted to repayment of other Indebtedness under the Credit Agreements) as of November 1, 1991 LESS (y) the proceeds from the sale of all Indebtedness under the 1991 Indenture issued from time to time that are or have been applied to repay Indebtedness under the Credit Agreements and PLUS (z) two hundred fifty million dollars ($250,000,000) and (b) Liens securing Indebtedness permitted by clause (i) of the definition of Permitted Indebtedness upon property or assets that as of November 1, 1991 secured the Credit Agreements or the SRC Master Trust Indenture;

    (xii) Liens securing Indebtedness or other obligations of the Company and its Restricted Subsidiaries not to exceed an aggregate principal amount of three hundred fifty million dollars ($350,000,000) LESS, at any time, the sum of (y) the then outstanding principal amount of Indebtedness of Restricted Subsidiaries incurred under clause (vii) of the definition of Permitted Indebtedness (and not secured pursuant to this clause (xii) or clause (vi) of this definition) PLUS
(z) the amount of Indebtedness secured pursuant to clause (vi) of this definition and not incurred pursuant to clause (i)(b) of the definition of Permitted Indebtedness;

    (xiii) Liens upon property or assets of a Subsidiary securing Indebtedness or other obligations owing to the Company;

    (xiv) Liens on proceeds of any property or assets subject to a Lien permitted by the other clauses of this definition;

    (xv) any equal and ratable Lien that is granted pursuant to the Continental Guaranty and that relates to a Lien that otherwise constitutes a Permitted Lien;

    (xvi) Liens on property or assets used to defease Indebtedness that was not incurred in violation of this Indenture;

    (xvii) Liens on property or assets of any Restricted Subsidiary organized under the laws of a jurisdiction other than the United States or any subdivision thereof securing Indebtedness of such Restricted Subsidiary outstanding as of November 1, 1991 (or any extension, renewal or refinancing thereof);

    (xviii) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (i) through (xvii) (covering the same property and assets as such Lien); and

    (xix) Permitted Collateral Liens (as defined in the First Mortgage Note Indenture);

PROVIDED, HOWEVER, that no Lien described in any of the foregoing clauses other than clause (xi)(a) shall encumber the rights of the Company with respect to Indebtedness, obligations and other liabilities owed to the Company by any Restricted Subsidiary or to any Restricted Subsidiary by the Company or another Restricted Subsidiary.

    "Permitted Refinancing Indebtedness" means Indebtedness of (i) the Company to the extent exchanged for, or the net proceeds of which are used to refinance, redeem or defease, Indebtedness of the Company or any Restricted Subsidiary (or any extension, renewal or refinancing thereof) outstanding at the time of incurrence of such subsequent Indebtedness, or to finance any costs incurred in connection with any such exchange, refinancing, redemption or defeasance, (ii) a Restricted Subsidiary to the extent exchanged for, or the net proceeds of which are used to refinance, redeem or defease, Indebtedness of such Restricted Subsidiary (or any extension, renewal or refinancing thereof) outstanding at the time of incurrence of such subsequent Indebtedness, or to finance any costs incurred in connection with any such exchange, refinancing, redemption or defeasance, or (iii) the Company or a Restricted Subsidiary to the extent exchanged for, or the net proceeds of which are used to refinance, redeem or defease, any then outstanding industrial revenue or development bonds that were outstanding at November 1, 1991 (or any extension, renewal or refinancing thereof), or to finance any costs incurred in connection with such exchange, refinancing or defeasance; PROVIDED, HOWEVER, that, in the case of (i), (ii) or
(iii), the proceeds of such Indebtedness shall be used to so refinance, redeem or defease the Indebtedness within 12 months of the incurrence of such subsequent Indebtedness; and PROVIDED, FURTHER, that the only Indebtedness which may be subject to exchange, refinancing, redemption, or defeasance pursuant to clause (i), (ii) or (iii) of this definition shall be Indebtedness outstanding as of November 1, 1991 (other than Indebtedness under the Credit Agreements, Subordinated Indebtedness and Indebtedness under lines of credit) or any extension, renewal or refinancing thereof, and Indebtedness that was incurred after November 1, 1991 and before the date hereof (other than solely as Permitted Indebtedness under the 1991 Indenture) or is incurred after the date hereof (other than solely as Permitted Indebtedness).

    "Permitted Stone Canada Indebtedness" means Indebtedness of the Company or a Restricted Subsidiary in the Stone Canada Group outstanding pursuant to lines of credit in an aggregate principal amount not to exceed one hundred million dollars ($100,000,000), (of which not more than Canadian sixty million dollars (Cn.$60,000,000) may be owed by Restricted Subsidiaries in the Stone Canada Group) at any one time outstanding or pursuant to any extension, renewal or refinancing of such outstanding amount PLUS any costs incurred in connection with any such extension, renewal or refinancing; PROVIDED, HOWEVER, that the aggregate principal amount permitted to be incurred under this definition shall be reduced by the principal amount under lines of credit outstanding on the date hereof net of subsequent repayments or reductions thereof.

    "Permitted Subordinated Indebtedness" means (i) Subordinated Indebtedness of the Company to the extent exchanged for, or the net proceeds of which are used to refinance, redeem or defease, then outstanding Subordinated Indebtedness of the Company that was outstanding at November 1, 1991 (or any extension, renewal or refinancing thereof), or to finance any costs incurred in connection with any such exchange, refinancing, redemption or defeasance; PROVIDED, HOWEVER, that (a) such Subordinated Indebtedness does not have a shorter weighted average life than that then remaining for, or a maturity earlier than that of, the Indebtedness so exchanged, refinanced, redeemed or defeased, EXCEPT that in the case of any exchange, such Subordinated Indebtedness may have a maturity that is earlier (but not more than six months earlier) than that of the Indebtedness so exchanged, PROVIDED that the Subordinated Indebtedness shall have the same or a longer weighted average life than that then remaining for the Indebtedness so exchanged and (b) in the case of refinancings, redemptions or defeasances, the proceeds of such Subordinated Indebtedness shall be used to so refinance, redeem or defease the Indebtedness within 12 months of the incurrence of such subsequent Subordinated Indebtedness; and (ii) Indebtedness of the Company in an aggregate principal amount not to exceed two hundred fifty million dollars ($250,000,000) at any one time outstanding, so long as such Indebtedness
(a) constitutes Subordinated Indebtedness and (b) does not have (A) a weighted average life that is shorter than that then remaining for (1) the Company's 97/8% Senior Notes due 2001 then outstanding, (2) the 111/2% Notes then outstanding or (3) the Securities of any series then Outstanding or (B) a maturity that is earlier than the latest maturity of (1) the Company's 97/8% Senior Notes due 2001 then outstanding, (2) the 111/2% Notes then outstanding or
(3) the Securities of any series then Outstanding.

    "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    "Place of Payment", when used with respect to Securities of any series, means The City of New York or any other place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

    "Rate Determination Period" means the four full weeks ending on the seventh Business Day prior to a Reset Date.

    "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

    "Redeemable Stock" means, with respect to any Person, any Capital Stock that by its terms or otherwise is required to be redeemed or purchased by such Person or any of its Subsidiaries prior to 30 days after the latest maturity date of the then Outstanding Securities of any series, or is redeemable or subject to mandatory purchase or similar put rights at the option of the Holder thereof at any time prior to 30 days after the latest maturity date of the then Outstanding Securities of any series, or any security which is convertible or exchangeable into a security which has such provisions.

    "Redemption Date", when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

    "Register" and "Registrar" have the respective meanings specified in
Section 305.

    "Registered Security" means any Security issued hereunder and registered in the Register.

    "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

    "Reset Date" means a date on which the interest rate on the Securities of the applicable series shall be reset pursuant to Section 1102(a).

    "Reset Rate" shall have the meaning provided in Section 1102(a).

    "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

    "Restricted Payment" shall have the meaning provided in Section 1006.

    "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

    "SRC Master Trust Indenture" has the meaning specified in clause (2) of the proviso to clause (i) of the definition of Permitted Indebtedness.

    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security authenticated and delivered under this Indenture.

    "Senior Indebtedness" means the principal of, interest on and other amounts due on (i) Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, on or prior to the date hereof in compliance with the 1991 Indenture and thereafter in compliance with Section 1008 hereof (including, without limitation, the Securities of any series), (ii) obligations of the Company related to the termination of Interest Swap Obligations, Currency Agreements or Commodities Agreements pertaining to Indebtedness described under clause (i) above and (iii) principal of or interest on the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include: (a) Subordinated Indebtedness, (b) Indebtedness of or amounts owed by the Company for compensation to employees, for goods or materials purchased in the ordinary course of business or for services or (c) Indebtedness of the Company to a Subsidiary of the Company.

    "Seven Year Treasury Rate" means the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of seven years, for the Rate Determination Period as determined from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values currently are set forth in such Statistical Release under the caption "U.S. Government Securities--Treasury Constant Maturities--7 Year" or (ii) if said Statistical Release H.15 (519) is not then published, as published by the

Federal Reserve Board in any release comparable to its Statistical Release H.15
(519) or (iii) if the Federal Reserve Board shall not be publishing a comparable release, as published in any official publication or release of any other United States Government Department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, then as constructed by the Federal Reserve Board or any other United States Government Department or agency and published as set forth in (x) above. However, if the Seven Year Treasury Rate cannot be determined as provided above, then the Seven Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each Business Day during the Rate Determination Period of all of the issues of actively trading issues of non-interest bearing United States Treasury fixed interest rate securities with a maturity of not less than 81 months nor more than 87 months from such Business Day (1) as published in THE WALL STREET JOURNAL or (2) if THE WALL STREET JOURNAL shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

    "Specified Bank Debt" means (i) all Indebtedness and other monetary obligations owing under the New Credit Agreement or any credit facilities with the banks signatory to the New Credit Agreement (or with banks affiliated with such banks), so long as such facilities are related to the New Credit Agreement; and (ii) Indebtedness owing as of the date hereof or hereafter to banks or other financial institutions under credit facilities which may in the future refinance, refund, replace, supplement or succeed (regardless of any gaps in time) the New Credit Agreements or the facilities referenced in clause (i) hereof (including extensions and restructurings and the inclusion of additional or different or substitute lenders), so long as (a) the aggregate principal amount outstanding (including available amounts under committed revolving credit or similar working capital facilities, letter of credit facilities and other commitments to provide credit) of such Indebtedness is at least equal to the principal of all publicly issued Senior Indebtedness (including without limitation, Indebtedness under the 1991 Indenture and the 1994 Indentures) then outstanding (it being understood that Indebtedness described in clause (i) above and issues of Indebtedness having a principal amount lower than set forth in clause (b) below shall not be included in this amount), (b) Indebtedness outstanding under each particular credit facility has a principal amount outstanding (including available amounts under committed revolving credit or similar working capital facilities, letter of credit facilities and other commitments to provide credit) of at least twenty-five million dollars ($25,000,000) and (c) such Indebtedness constitutes Senior Indebtedness.

    "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or any installment of principal or interest is due and payable.

    "Stone Canada" means Stone Container (Canada) Inc., a company organized under the Canadian Business Corporations Act.

    "Stone Canada Group" means Stone Canada and its Restricted Subsidiaries existing as of the date hereof.

    "Subordinated Capital Base" means the sum of (i) the Consolidated Net Worth and (ii) to the extent not included in clause (i) above, the amounts (without duplication) relating to (a) the principal amount of Subordinated Indebtedness incurred after November 1, 1991 which is unsecured and which does not have at the time of incurrence of such Subordinated Indebtedness a weighted average life that is shorter than the weighted average life remaining for the then outstanding Indebtedness under the 1991 Indenture issued prior to the date hereof, or if less than two hundred million dollars ($200,000,000) of such Indebtedness is outstanding, the 111/2% Notes then outstanding, or if less than one hundred million dollars ($100,000,000) of such Indebtedness is outstanding, the then Outstanding Securities of any series, or a maturity that is earlier than the maturity of any of the then outstanding Indebtedness under the 1991 Indenture, or if less than two hundred million dollars ($200,000,000) of such Indebtedness is outstanding, the 111/2% Notes then outstanding, or if less than one hundred million dollars ($100,000,000) of such Indebtedness is outstanding, the then Outstanding Securities of any series, (b) redeemable stock of the Company that does not constitute Redeemable Stock and (c) the principal amount of the 111/2% Senior Subordinated Securities due September 1, 1999 of the Company or any Subordinated Indebtedness exchanged for, or the net proceeds of which are used to refinance, redeem or defease, such 111/2% Senior Subordinated Notes due September 1, 1999 pursuant to clause (ii) of the definition of "Permitted Indebtedness", that, in the case of clauses (a), (b) and (c), as at the date of determination, in conformity with GAAP consistently applied, would be set forth on the consolidated balance sheet of the Company and its Restricted Subsidiaries.

    "Subordinated Indebtedness" means Indebtedness of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by the Company) which, pursuant to the terms of the instrument creating or evidencing the same, is subordinate to the Securities in right of payment or in rights upon liquidation.

    "Subsidiary" means, with respect to any Person, (i) any corporation of which at least a majority in interest of the outstanding Capital Stock having by the terms thereof voting power under ordinary circumstances to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by such Person, or by one or more corporations a majority in interest of such stock of which is similarly owned or controlled, or by such Person and one or more other corporations a majority in interest of such stock of which is similarly owned or controlled or (ii) any other Person (other than a corporation) in which such Person, directly or indirectly, at the date of determination thereof, has at least a majority equity ownership interest.

    "Ten Year Treasury Rate" means the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values (adjusted to constant maturities of ten years, for the Rate Determination Period as determined from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values currently are set forth in such Statistical Release under the caption "U.S. Government Securities--Treasury Constant Maturities -- 10 Year" or (ii) if said Statistical Release H.15 (519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 or (iii) if the Federal Reserve Board shall not be publishing a comparable release, as published in any official publication or release of any other United States Government Department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, then as constructed by the Federal Reserve Board or any other United States Government Department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each Business Day during the Rate Determination Period of all of the issues of actively trading issues of non-interest bearing United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such Business Day (1) as published in THE WALL STREET JOURNAL or (2) if THE WALL STREET JOURNAL shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

    "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; PROVIDED, HOWEVER, that in the event that such Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

    "Two Year Treasury Rate" means the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of two years, for the Rate Determination Period as determined from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values currently are set forth in such Statistical

Release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 2 Years" or (ii) if said Statistical Release H.15 (519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519) or (iii) if the Federal Reserve Board shall not be publishing a comparable release, as published in any official publication or release of any other United States Government Department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, then as constructed by the Federal Reserve Board or any other United States Government Department or agency and published as set forth in (x) above. However, if the Two Year Treasury Rate cannot be determined as provided above, then the Two Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each Business Day during the Rate Determination Period of all of the issues of actively trading issues of non-interest bearing United States Treasury fixed interest rate securities with a maturity of not less than 21 months nor more than 27 months from such Business Day (1) as published in THE WALL STREET JOURNAL or (2) if THE WALL STREET JOURNAL shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

    "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment.

    "Unrestricted Subsidiary" means a Subsidiary of the Company which has been designated as an "Unrestricted Subsidiary" for purposes of this Indenture by the Company and (i) at least 20% of whose common stock is held by one or more Persons (other than the Company and its Affiliates) which acquired such common stock in a BONA FIDE transaction for fair value and (ii) at least 10% of whose total capitalization at the time of designation is in the form of common stock or at least 15% of the fair market value of whose assets at such time shall have been contributed by such Persons. An Unrestricted Subsidiary may be designated to be a Restricted Subsidiary only if, at the time of such designation, all Indebtedness and Liens of such Subsidiary could be incurred under this Indenture.

    "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's

Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person or any such instrument or writing may be proved by the affidavit or a witness of such execution or by a certificate of a notary public or other Person authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c) The ownership of Registered Securities shall be proved by the Register.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act (including revocation thereof) may be given before or after such record date, but only the

Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

    Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

    If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act (including, without limitation, Sections 310 through 317, inclusive, of the Trust Indenture Act in accordance with Section 318(c) thereof), such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.

    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

    This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York.

SECTION 113.  LEGAL HOLIDAYS.

    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security, or any other payment date, including, without limitation, any Asset Disposition Payment Date or Change of Control Payment Date, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or other payment date, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity or other payment date, as the case may be.

SECTION 114.  NO RECOURSE AGAINST OTHERS.

    Directors, officers, employees or stockholders, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

SECTION 115.  INCORPORATION BY REFERENCE TO TRUST INDENTURE ACT.

    Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

    "indenture securities" means the Securities.

    "indenture security holder" means a Holder or a Securityholder.

    "indenture to be qualified" means this Indenture.

    "indenture trustee" or "institutional trustee" means the Trustee.

    "obligor" on the indenture securities means the Company or any other obligor on the Securities, if any.

    All other Trust Indenture Act terms used or incorporated by reference in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them therein.

                                     ARTICLE TWO

                                    SECURITY FORMS

SECTION 201.  FORMS GENERALLY.

    The Securities of each series shall be substantially in the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

    The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

    The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


SECTION 202.  FORM OF FACE OF SECURITY.

    [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - FOR PURPOSES OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE ISSUE PRICE (AS DEFINED IN TREASURY REGULATION SECTION 1.1273-
2(a)(1)) OF THIS SECURITY IS                , THE AMOUNT OF ORIGINAL ISSUE
DISCOUNT (AS DEFINED IN SECTION 1273(a)(1) OF THE CODE AND TREASURY REGULATION
1.1273-1(a)) WITH RESPECT TO THIS SECURITY IS           , THE ISSUE DATE (AS
DEFINED IN SECTION 1275(a)(2) OF THE CODE AND TREASURY REGULATION SECTION
1.1273-2(a)(2)) OF THIS SECURITY IS            AND THE YIELD TO MATURITY (AS
DEFINED IN TREASURY REGULATION SECTION 1.1272-1(b)(i)) OF THIS SECURITY IS
          .]  [IF THE SECURITY IS SUBJECT TO THE RULES OF TREASURY REGULATION
SECTION 1.1275-4(B), INSERT - THE COMPARABLE YIELD (AS DEFINED IN TREASURY
REGULATION SECTION 1.1275-4(b)(4)) OF THIS SECURITY IS            AND THE
PROJECTED PAYMENT SCHEDULE (AS DEFINED IN TREASURY REGULATION SECTION 1.1275-4(b)(4))

WITH RESPECT TO THIS SECURITY IS AS FOLLOWS:
                   .]

                             STONE CONTAINER CORPORATION

                         -----------------------------------

Number R                                                          $
        ----------                                                 -------------

    STONE CONTAINER CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value
received, hereby promises to pay to                        or registered
assigns, the principal sum of               DOLLARS on             , [IF THE
SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT - and to pay interest
thereon from                 or from the most recent Interest Payment Date to
which interest has been paid or duly provided for, semi-annually on
and            of each year (commencing                ), at the rate of     %
per annum, until the principal hereof is paid or made available for payment.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such
interest, which shall be the             or            (whether or not a
Business Day), as the case may be, preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

    [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security
    shall bear interest at the rate of    % per annum (to the extent that the
    payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of
      % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

    Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT - any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in dollars; [IF APPLICABLE, INSERT - PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register.]

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

    STONE CONTAINER CORPORATION


    By:
       ------------------------
[CORPORATE SEAL]

Attest:

- -------------------

SECTION 203.  FORM OF REVERSE OF SECURITY.

                            ------------------------------

    This Security is one of a duly authorized issue of securities of the
Company (herein called the "Securities"), issued and to be issued in one or more
series under an indenture, dated as of              , 1996 (as amended or
supplemented from time to time, the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. All terms used in this Security which are not defined herein shall have the meanings assigned to them in the Indenture. This Security is one of the series
designated on the face hereof [, limited in principal amount to $          ].

    [IF APPLICABLE, INSERT--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [IF APPLICABLE, INSERT-
(1) on                 in any year commencing with the year                and
ending with the year             through operation of the sinking fund for this
series at a Redemption Price equal to 100% of the principal amount, and (2)] at
any time [on or after             ,             ], as a whole or in part, at the
election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

    If redeemed [on or before              ,     %, and if redeemed] during the
12-month period beginning                    of the years indicated,

                   Redemption                         Redemption
    Year             Price             Year             Price
    ----           ----------          ----           ----------





and thereafter at a Redemption Price equal to    % of the principal amount,
together in the case of any such redemption [IF APPLICABLE, INSERT--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

    [IF APPLICABLE, INSERT-The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
                    in any year commencing with the year             and ending
with the year             through operation of the
sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount)
set forth in the table below, and (2) at any time [on or after             ],
as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

If redeemed during a 12-month period beginning                    of the years
indicated,

                           Redemption Price
                            For Redemption            Redemption Price for
                           Through Operation          Redemption Otherwise
                                of the               Than Through Operation
    Year                     Sinking Fund             of the Sinking Fund
    ----                     ------------             -------------------



and thereafter at a Redemption Price equal to    % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

    [Notwithstanding the foregoing, the Company may not, prior to            ,
redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted
financial practice) of less than    % per annum.]

    [The sinking fund for this series provides for the redemption on       in
each year beginning with the year                  and ending with the year
       of [not less than] $                    [("mandatory sinking fund") and
not more than $         ] aggregate principal amount of Securities of this
series.] [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made-in the inverse order in which they become due.]

    In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

    [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY,-If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

    [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY,--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

    [The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) the Company's obligations under the Indenture and this Security (other than its obligations to pay principal of (and premium, if any) and interest on the Securities and certain other provisions of the Indenture) and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

    Except as set forth below, as provided in the Indenture, in the event that the Company's Subordinated Capital Base is less than one billion dollars ($1,000,000,000) (the "Minimum Subordinated Capital Base") as at the end of each of any two consecutive fiscal quarters (the last day of the second such fiscal quarter, a "Deficiency Date"), then the Company shall, no later than 60 days after the Deficiency Date (105 days if a Deficiency Date is also the end of the Company's fiscal year), make an offer to all Holders of the Securities of this series to purchase (a "Deficiency Offer") 10% of the principal amount of the Securities of this series originally issued, or such lesser amount as may be Outstanding at the time such Deficiency Offer is made (the "Deficiency Offer Amount"), at a purchase price equal to 100% of principal amount, plus accrued and unpaid interest to the Deficiency Payment Date. Thereafter, semi-annually the Company shall make like Deficiency Offers for the then applicable Deficiency Offer Amount of the Securities of this series until the Company's Subordinated Capital Base as at the end of any subsequent fiscal quarter shall be equal to or greater than the Minimum Subordinated Capital Base. Notwithstanding the foregoing, after any specified Deficiency Date, the last day of any subsequent fiscal quarter shall not constitute a Deficiency Date (giving rise to an additional obligation under the first sentence of this paragraph) unless the Company's Subordinated Capital Base was equal to or greater than the Minimum Subordinated Capital Base as at the end of a fiscal quarter that followed such specified Deficiency Date and preceded such subsequent quarter.

    Notwithstanding the foregoing, as provided in the Indenture, in the event that (1) the making of a Deficiency Offer by the Company or (2) the purchase of Securities of this series by the Company in respect of a Deficiency Offer would constitute a default (with the giving of notice, the passage of time or both) with respect to any Specified Bank Debt at the time outstanding, then, in lieu of the making of a Deficiency Offer in the circumstances set forth above, (i) the interest rate on the Securities of this series shall be reset as of the first day of the second fiscal quarter following the Deficiency Date (the "Reset Date") to a rate per annum (the "Reset Rate") equal to the greater of (x) the Initial Interest Rate and (y) the sum of (A) 400 basis points and (B) the higher of the Seven Year Treasury Rate and the Ten Year Treasury Rate, (ii) on the first Interest Payment Date following the Reset Date, the interest rate on the Securities of this series, as reset on the Reset Date, shall increase by fifty
(50) basis points, and (iii) the interest rate on the Securities of this series shall further increase by an additional fifty (50) basis points on each succeeding Interest Payment Date; PROVIDED, HOWEVER, that notwithstanding clauses (i), (ii) or (iii) above, in no event shall the interest rate to be borne by the Securities of this series at any time exceed the Initial Interest Rate by more than two hundred (200) basis points. Once the interest rate on the Securities of this series has been reset as set forth above, as provided in the Indenture, if the Company's Subordinated Capital Base is equal to or greater than the Minimum Subordinated Capital Base as of the last day of any fiscal quarter subsequent to the Deficiency Date, interest on the Securities of this series shall return to the Initial Interest Rate effective as of the first day of the second following fiscal quarter.

    The Indenture also provides that upon the occurrence of a Change of Control, subject to the satisfaction of certain substantial conditions precedent set forth in the Indenture, each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part at a price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of such repurchase.

    The Indenture contains provisions for (i) defeasance of certain of the Company's obligations (including covenants) under the Indenture and (ii) satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

    The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Restricted Payments, create and incur Indebtedness and create or suffer to exist certain Liens (other than Permitted Liens). The Indenture imposes limitations on the ability of the Company to merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders representing at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof, such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

    The Securities of this series are issuable only in registered form without coupons in denominations of one thousand dollars ($1,000) and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    Directors, officers, employees or stockholders, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture, or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

    [IF APPLICABLE, INSERT - Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company has caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.]

                                   ASSIGNMENT FORM

    To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


    (Insert assignee's social security or tax I.D. number)








    (Print or type assignee's name, address and zip code)

and irrevocably appoint                                             agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him or her.




Dated:                      Your Signature:
       -----------------                  -------------------------------------
                                            (Sign exactly as your name appears
                                            on the other side of this Security)

Signature Guaranty:
                   --------------------------------------------
    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          OPTION OF HOLDER TO ELECT PURCHASE

    If you wish to elect to have all or any portion of this Security purchased by the Company pursuant to Section 1009 ("Asset Disposition Offer"), Section 1013 ("Change of Control Offer") or Section 1101 ("Deficiency Offer") of the Indenture, check the applicable boxes:

 Section 1009:           Section 1013:             Section 1101:
    in whole               in whole                in whole
    in part                in part                 in part
    amount to be           amount to be            amount to be
    purchased: $           purchased: $            purchased: $
                ------                 ------                  ------


Dated:                       Your Signature:
     --------------                         -----------------------------------
                                            (Sign exactly as your name appears
                                            on the other side of this Security)


Signature Guaranty:
                   --------------------------------------------
    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Social Security Number or Taxpayer Identification Number:
                                                        -----------------------

SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


Dated:
     ---------------

                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK,
                                  AS TRUSTEE


                                  By
                                    ---------------------
                                     AUTHORIZED SIGNATORY

SECTION 205.  SECURITIES IN GLOBAL FORM.

    If Securities of a series are issuable in global form, as contemplated by
Section 301, then, notwithstanding the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and repurchases. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

    The provisions of Section 309 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

    Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

    Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security.

SECTION 206.  CUSIP NUMBER.

    The Company in issuing Securities of any series may use a "CUSIP" number, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; PROVIDED, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

SECTION 207.  FORM OF LEGEND FOR SECURITIES IN GLOBAL FORM.

    Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

    Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                                    ARTICLE THREE

                                    THE SECURITIES

SECTION 301.  AMOUNT UNLIMITED: ISSUABLE IN SERIES.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

    (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

    (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1207);

    (3) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, (ii) the name of the Depository with respect to any global Security, and (iii) to the extent Section 205 is inapplicable thereto, any substitute provisions applicable thereto;

    (4) whether any Securities of such series are to be issuable subject to transfer restrictions and, if so, the circumstances under which any such transfers may occur, if other than the manner provided in Section 305;

    (5) the date or dates on which the principal of the Securities of the series is payable;

    (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and the basis points and United States Treasury rate(s) to be used in calculating the Reset Rate;

    (7) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

    (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

    (9)  the obligation, if any, of the Company to redeem or purchase
Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

    (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

    (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

    (12) additional Events of Default with respect to Securities of the series, if any, other than those set forth herein:

    (13) the application, if any, of either or both of Section 1402 and Section 1403 to the Securities of the series;

    (14) if other than the Trustee, the identity of the Registrar and any Paying Agent;

    (15) any additions or changes to or deletions from the provisions of
Section 101 or Articles Eight, Ten and Eleven hereof;

    (16) the exchangeability, if any, of any series of Securities issued without registration under the Securities Act for new Securities of the same series to be registered under the Securities Act pursuant to an exchange offer; and

    (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

    All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

    If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series.

SECTION 302.  DENOMINATIONS.

    The Securities of each series shall be issuable in fully registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

    The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

    (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

    (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

    (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

    (d) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to the securities laws of any state).


If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

    Notwithstanding the provisions of Section 301 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

    If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Depository therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such Depository or pursuant to such Depository's instructions.

    Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication.

    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.  TEMPORARY SECURITIES.

    Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any authorized denomination, substantially in the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

    In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

    Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 305), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

    If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of a Depository for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

SECTION 305.  REGISTRATION, TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and for registration of transfers of Securities. The Trustee is hereby appointed "Registrar" for the purpose of registering Notes and transfers of Securities as herein provided.

    Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

    At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

    Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as subject to the conditions contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Depository and in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which shall be in the form of the Securities of such series; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Depository or such other Depository referred to above in accordance with the written instructions of the Company referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

    Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1207 not involving any transfer.

    The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

    If any mutilated Security is surrendered to the Trustee, the Company shall execute and upon its request the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

    If there shall be delivered to the Company the Trustee (i) evidence of their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a BONA FIDE purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    No service charge shall be made for the issuance of any new Security under this Section, but the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

    Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest.

    Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest, and any interest payable on Defaulted Interest, to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of


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

    such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest, and any interest payable on Defaulted Interest, on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such Predecessor Security.

SECTION 308.  PERSONS DEEMED OWNERS.

    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository (or its nominee), as a Holder, with respect to such Security in global form or impair, as between the Depository and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of the Depository (or its nominee) as holder of such Security in global form.

SECTION 309.  CANCELLATION.

    All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The


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

Company may at any time deliver to the Trustee for cancellation any Security previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any of the Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company, unless, by a Company Order, the Company shall direct that canceled Securities be returned to it).

SECTION 310.  COMPUTATION OF INTEREST.

    Except as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

    This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

    (1)  either:

         (A) all Outstanding Securities theretofore authenticated and issued hereunder (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

         (B) all such Securities not theretofore delivered to the Trustee for cancellation

              (i)    have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

    (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to clause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

    Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.


                                     ARTICLE FIVE

                                       REMEDIES

SECTION 501.  EVENTS OF DEFAULT.

    "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and


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

whether it shall be voluntary or involuntary or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (1) the Company defaults in the payment of interest on any Security of that series when such interest becomes due and payable and the default continues for a period of 30 days; or

    (2) the Company defaults in the payment of the principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article Twelve), upon repurchases pursuant to a Deficiency Offer as described in Article Eleven, pursuant to an Asset Disposition Offer as described in Section 1009, pursuant to a Change of Control Offer as described in Section 1013 or otherwise; or

    (3) the Company fails to observe or perform any of its other covenants, warranties or agreements in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the next to last paragraph of this Section; or

    (4)(i) the Company fails to pay at final maturity the principal of any Indebtedness of the Company, whether such Indebtedness now exists or shall hereafter be created and an aggregate principal amount of not less than twenty-five million dollars ($25,000,000) (or, if less, the least amount contained in any similar provision of an instrument governing any outstanding Subordinated Indebtedness of the Company, but in no event less than ten million dollars ($10,000,000)) or more of such Indebtedness is outstanding or (ii) an event or events of default, as defined in any one or more mortgages, indentures, agreements or instruments under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company, whether such Indebtedness now exists or shall hereafter be created, shall happen and shall result in Indebtedness in an aggregate amount of not less than twenty-five million dollars ($25,000,000) (or, if less, the least amount contained in any similar provision of an instrument governing any outstanding Subordinated Indebtedness of the Company, but in no event less than ten million dollars ($10,000,000)) or more becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, and such acceleration shall not have been rescinded or annulled (or if such acceleration shall not have been rescinded or annulled, such Indebtedness shall not have been discharged), within a period of 15 days after there shall have been given to the Company by the Trustee or to the Company by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event or events of default and requiring the Company to cause such acceleration to be rescinded or annulled


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

or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

    (5) one or more judgments or decrees shall be entered against the Company involving, individually or in the aggregate, a liability of twenty-five million dollars ($25,000,000) or more and a sufficient number of such judgments or decrees shall not have been vacated, discharged, satisfied or stayed pending appeal within 30 days from the entry thereof so as to bring the aggregate liability in respect thereof below the twenty-five million dollar ($25,000,000) threshold; or

    (6)  the Company pursuant to or within the meaning of any Bankruptcy Law
(i) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (ii) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law,
(iii) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (iv) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (v) makes a general assignment for the benefit of its creditors or (vi) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

    (7)(i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 90 days; or (iii) any warrant of attachment is issued against any material portion of the property of the Company which is not released within 90 days of service; or

    (8) any other Event of Default provided with respect to Securities of that series.

    A Default under clause (3) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default under clause (3) above is cured within such 60-day period, it ceases.

    The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five (5) business days of an Officer becoming aware of any such Default or Event of Default.

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

    If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (6) or (7) of Section 501) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable.

    If an Event of Default specified in clause (6) or (7) of Section 501 occurs, all unpaid principal (without premium) of and accrued interest on the Outstanding Securities (or specified principal amount) shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security.

    Upon payment of all such principal and interest, all of the Company's obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, EXCEPT obligations under Section 607.

    The Holders representing at least a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal and interest of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid,
(iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 607 have been made.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

    The Company covenants that if:

    (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

    (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted therein, or to secure any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

    (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and

    (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

    Any money collected by the Trustee pursuant to this Article in respect of Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    First: To the payment of all amounts due the Trustee under Section 607 applicable to such series;

    Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, respectively; and

    Third:  To the Company.


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

    The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 506. At least fifteen (15) days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

SECTION 507.  LIMITATION ON SUITS.

    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders of Securities of the affected series.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

    Notwithstanding any other provision of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

    Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.

    No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that:

    (1) such direction shall not be in conflict with any rule of law or with this Indenture;

    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

    (3) subject to Section 601, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

SECTION 513.  WAIVER OF PAST DEFAULTS.

    Holders representing not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default

    (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or

    (2) in respect of a covenant or other provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

    Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.

    All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or


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

advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX

                                     THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

    (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

    (b) In case an Event of Default has occurred and is continuing, and is actually known to the Trustee, the Trustee shall exercise the rights and power vested in it by this Indenture and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

    (c) None of the provisions of Section 315(d) of the Trust Indenture Act shall be excluded from this Indenture.

    (d) No implied covenants or obligations shall be read into this Indenture against the Trustee.

SECTION 602.  NOTICE OF DEFAULTS.

    Within 30 days after the occurrence of any Default or Event of Default with respect to Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Register, notice of such Default or Event of Default actually known to the Trustee, unless such Default or Event of Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.


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

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

    Subject to the provisions of the Trust Indenture Act:

    (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

    (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (6) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;


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

    (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

    (8) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or power, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  MAY HOLD SECURITIES.

    The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

    Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.

    The Company agrees:

    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


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

    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

    The Trustee shall have a claim prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders.

    When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

    The provisions of this Section 607 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

    The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

    There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus of at least fifty million dollars ($50,000,000) subject to supervision or examination by federal or State authority, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company may serve as Trustee. If at any time


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

the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

    (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    (c) The Trustee may be removed at any time with respect to the Securities of one or more series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

    (d)  If at any time:

         (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security who has been a BONA FIDE Holder for at least six months; or

         (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by such Holder of a Security who has been a BONA FIDE Holder for at least six months; or

         (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a BONA FIDE Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor


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

Trustee, subject to any stay of such removal entered in accordance with Section 310(b) of the Trust Indenture Act.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a BONA FIDE Holder of a Security of such series for at least six months may, subject to Section 514 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

    (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor


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

Trustee all property and money held by such retiring Trustee hereunder, subject to its Lien, if any, provided for in Section 607.

    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

    (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) above, as the case may be.

    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversation or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or


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

substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article and the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

    The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

    At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than fifty million dollars ($50,000,000) and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted to with which it may be consolidated, or any corporation resulting from any merger, conversion


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

or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

    If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

Dated:
      ------------------------
    This is one of the Securities of the series designated therein referred to the within-mentioned Indenture.

                                  THE BANK OF NEW YORK
                                         AS TRUSTEE

                                  By:
                                     ----------------------------------------
                                    AS AUTHENTICATING AGENT



                                  By:
                                     ----------------------------------------
                                    AUTHORIZED SIGNATORY


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

                                    ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

    The Company will furnish or cause to be furnished to the Trustee:

    (1) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 or June 15, as the case may be, and

    (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Registrar, no such list shall be required to be furnished.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

    (b) Holders of Securities may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities, and the Trustee shall comply with its obligations under such Section 312(b).

    (c) Each Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.  REPORTS BY TRUSTEE.

    (a) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the


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

Trust Indenture Act, a brief report dated as of such May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

    (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

    (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  REPORTS BY COMPANY.

    The Company shall:

    (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, within the earlier of (a) the same 15 days after the Company would have been required to file with the Commission under the preceding clause and (b) the date which it is required to so file under the 1991 Indenture so long as any Indebtedness is outstanding thereunder, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

    (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

    (3) transmit by mail to all Holders, as their names and addresses appear in the Register, (a) concurrently with furnishing the same to its stockholders, the Company's annual report to stockholders, containing certified financial statements, and any other financial reports which the Company generally furnishes to its stockholders, and (b) within 30 days after the filing thereof with the Trustee, such summaries of any other information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and


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

    (4) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with Section 102.


                                    ARTICLE EIGHT

                    CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

SECTION 801.  WHEN COMPANY MAY MERGE, ETC.

    The Company shall not consolidate with, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

    (1) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety are sold, assigned, transferred or leased is a corporation (or constitute corporations) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

    (2) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing;

    (3) immediately after giving effect to such transaction or series of related transactions on a PRO FORMA basis, but prior to any purchase accounting adjustments resulting from the transaction or series of related transactions, the Consolidated Net Worth of the Company (or of the surviving, consolidated or transferee entity if the Company is not continuing, treating such entity as the Company for purposes of determining Consolidated Net Worth) shall be at least equal to the Consolidated Net Worth of the Company immediately before such transaction or series of related transactions; and

    (4) immediately after giving effect to such transaction or series of related transactions, the Company (or the surviving, consolidated or transferee entity if the Company is not continuing, but treating such entity as the Company for purposes of making such determination) would be permitted to incur an additional dollar of Indebtedness (not constituting Permitted Indebtedness) immediately prior to such transaction or series of related transactions under Section 1008; PROVIDED, HOWEVER,that this subsection (4) shall be inapplicable if (a) such transaction or series of related transactions would result in the occurrence of a Change of Control or
(b) immediately prior to giving effect to such transaction or series of related transactions, the Company would not be permitted to incur an additional dollar of Indebtedness (not constituting Permitted Indebtedness) under Section 1008, and immediately after giving effect to such transaction or series of related transactions on a PRO FORMA basis, but prior to any purchase accounting adjustments resulting from the transaction or series of related transactions, the Consolidated Interest Coverage Ratio of the Company (or the surviving, consolidated or transferee entity if the Company is not continuing, treating such entity as the Company for purposes of determining Consolidated Interest Coverage Ratio) shall be at least equal to the Consolidated Interest Coverage Ratio of the Company immediately before such transaction or series of related transactions; and PROVIDED, FURTHER, that notwithstanding the foregoing, if this subsection (4) in inapplicable by reason of clause (b) of the first proviso to this subsection, and at the date three months after the consummation of such transaction or series of related transactions the rating ascribed to the Securities of any series by Standard & Poor's Corporation or Moody's Investors Service, Inc. shall be lower than the rating ascribed to the Securities of any series prior to the public announcement of such transaction or series of related transactions, then the Company shall make an offer for the Securities of each series at the same price and following the same procedures and obligations as required with respect to a Change of Control pursuant to Section 1013 (as if such date three months after the giving effect to such transaction or series of related transactions were the Change of Control Date).

SECTION 802.  SECURITIES TO BE SECURED IN CERTAIN EVENTS.

    If, upon any consolidation or merger, or upon any sale, assignment, transfer or lease as provided in Section 801, any material property of the Company or any Restricted Subsidiary or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, owned immediately prior thereto, would thereupon become subject to any Lien securing any indebtedness for borrowed money of, or guaranteed by, such other corporation or Person (other than any Permitted Lien), the Company, prior to such consolidation, merger, sale, assignment, transfer or lease, will by indenture supplemental hereto secure the due and punctual payment of the principal of, and premium, if any, and interest on the Securities then Outstanding (together with, if the Company shall so determine, any other Indebtedness of, or guaranteed by, the Company or any Restricted Subsidiary and then existing or thereafter created) equally and ratably with (or, at the option of the Company, prior to) the Indebtedness secured by such Lien.

SECTION 803.  OFFICER'S CERTIFICATE; OPINION OF COUNSEL.

    The Company shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 801 an Officer's Certificate and an Opinion of Counsel, each stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all


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conditions precedent to the consummation of the transaction(s) under this
Indenture have been met.

SECTION 804.  SUCCESSOR CORPORATION SUBSTITUTED.

    Upon any consolidation by the Company with or merger by the Company into any other corporation or any lease, sale, assignment or transfer of all or substantially all of the property and assets of the Company in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.


                                     ARTICLE NINE

                            SUPPLEMENTS TO THE INDENTURE

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

    Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may, subject to Section 1003, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

    (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company; or

    (3) to add any additional Events of Default with respect to all or any series of Securities; or


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

    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

    (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental Indenture which is entitled to the benefit of such provision; or

    (6)  to secure the Securities; or

    (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or;

    (9) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

    (10) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

    (11) to make any change that does not materially adversely affect the interests of the Holders of Securities of any series.

    Upon request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of)
Section 903, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

    With the written consent of Holders representing at least a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee shall, subject to Section 903, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this


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

Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

    (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute a suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture, or

    (3) change the repurchase provisions (including those contained in Article Eleven, Section 1009, Section 1013) or redemption provisions (including those contained in Article Twelve) hereof in a manner adverse to such Holder, or

    (4) subordinate in right of payment, or otherwise subordinate, the Securities to any other Indebtedness; or

    (5) modify any of the provisions of this Section, Section 513 or Section 1014, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1014, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(10).

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

    The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 903. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                     ARTICLE TEN

                                      COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

    The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of that


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

series and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds by 12:00 noon New York City time on that date dollars designated for and sufficient to pay the installment and is not prohibited from paying such money to the Holders of Securities of that series pursuant to the terms of this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

    The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

    If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

    Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such


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

Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

    The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

    (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


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

SECTION 1004.  CORPORATE EXISTENCE.

    Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each of its Restricted Subsidiaries and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; PROVIDED, HOWEVER, that (a) the Company shall not be required to preserve any such right, license or franchise or the corporate existence of any of its Restricted Subsidiaries if the Board of Directors, or the board of directors of the Restricted Subsidiary concerned, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any of its Restricted Subsidiaries and that the loss thereof is not materially disadvantageous to the Holders and (b) nothing herein contained shall prevent any Restricted Subsidiary of the Company from liquidating or dissolving, or merging into, or consolidating with the Company (PROVIDED that the Company shall be the continuing or surviving corporation) or with any one or more Restricted Subsidiaries of the Company if the Board of Directors or the board of directors of the Restricted Subsidiary concerned, as the case may be, shall so determine.

SECTION 1005.  PAYMENT OF TAXES AND OTHER CLAIMS.

    The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (2) all lawful claims against the Company or any Restricted Subsidiary for labor, materials and supplies which in the case of either clause (1) or (2) of this Section, if unpaid, might by law become a material Lien upon the property of the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that neither the Company nor any Restricted Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1006.  RESTRICTION ON DIVIDENDS.

    The Company will not, and will not permit any Subsidiary of the Company to, directly or indirectly, (1) declare or pay any dividend or make any distribution, in cash or otherwise, in respect of any shares of Capital Stock of the Company or to the holders of Capital Stock of the Company as such (other than dividends or distributions payable in shares of Capital Stock of the Company (other than Redeemable Stock)) or (2) purchase, redeem or otherwise acquire or retire for value any of the Capital Stock of the Company or options, warrants or other rights to acquire any such Capital Stock, other than acquisitions of Capital Stock or such options, warrants or other rights by any Subsidiary of the Company from the Company (any such transaction included in clause (1) or (2) being hereafter collectively referred to as a "Restricted Payment") if (i) at the time of such Restricted Payment and after giving effect thereto, (a) an Event of Default shall have occurred and be continuing with respect to any series of Securities or (b) the Consolidated Net Worth of the Company shall be


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

less than seven hundred fifty million dollars ($750,000,000); or if (ii) after giving effect to such Restricted Payment, the aggregate amount expended subsequent to November 1, 1991, for all such Restricted Payments (the amount of any Restricted Payment, if other than cash, to be the fair market value of such payment as determined by the Board of Directors of the Company, whose reasonable determination shall be conclusive and evidenced by a Board Resolution) exceeds the algebraic sum of (w) a number calculated as follows: (A) if the aggregate Consolidated Net Income of the Company earned on a cumulative basis during the period subsequent to September 30, 1991 through the end of the last fiscal quarter that is prior to the declaration of any such dividend or distribution or the giving of notice of such purchase, redemption or other acquisition or retirement and for which such financial information is then available, is a positive number, then 100% of such positive number, and (B) if the aggregate Consolidated Net Income of the Company earned on a cumulative basis during the period subsequent to September 30, 1991 through the end of the last fiscal quarter that is prior to the declaration of any such dividend or distribution or the giving of notice of such purchase, redemption or other acquisition or retirement and for which such financial information is then available, is a negative number, then 100% of such negative number, (x) the aggregate net cash proceeds received by the Company from the issuance and sale, other than to a Subsidiary of the Company, subsequent to November 1, 1991, of Capital Stock (including Capital Stock issued upon the conversion of, or in exchange for, securities other than Capital Stock and options, warrants or other rights to acquire Capital Stock, but excluding Redeemable Stock), (y) the aggregate net cash proceeds originally received by the Company from the issuance and sale, other than to a Subsidiary of the Company, of Indebtedness of the Company that is converted into Capital Stock of the Company subsequent to November 1, 1991, and (z) three hundred million dollars ($300,000,000); PROVIDED, HOWEVER, that the retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale of, other shares of Capital Stock of the Company other than Redeemable Stock shall not constitute a Restricted Payment. If all of the conditions to the declaration of a dividend or distribution set out in this Section are satisfied at the time such dividend or distribution is declared, then such dividend or distribution may be paid or made within sixty days after such declaration even if the payment of such dividend, the making of such distribution or the declaration thereof would not have been permitted under this Section at any time after such declaration.

SECTION 1007.  LIMITATION ON FUTURE LIENS AND GUARANTIES.

    (a) If the Company or any Subsidiary of the Company shall create, incur, assume or suffer to exist any Lien upon any of the assets of the Company or a Subsidiary of the Company (whether such assets are owned at November 1, 1991 or thereafter acquired) as security for (i) any Indebtedness or other obligation (whether unconditional or contingent) of the Company that ranks PARI PASSU with the Securities or any Indebtedness or other obligation (whether unconditional or contingent) of a Subsidiary of the Company, the Company will secure or will cause such Subsidiary to guarantee and secure the Outstanding Securities equally and ratably with (or, at the option of the Company, prior to) such Indebtedness or other obligation, so long as such Indebtedness or other obligation shall be so secured, or (ii)


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

any Subordinated Indebtedness, the Company will secure the Outstanding Securities prior to such Subordinated Indebtedness, so long as such Subordinated Indebtedness shall be so secured; PROVIDED, HOWEVER, that this subsection shall not apply in the case of Permitted Liens or Liens granted by any Unrestricted Subsidiary to secure Indebtedness or other obligations of itself or of any Person other than the Company and its Restricted Subsidiaries.

    (b) The Company will not guarantee the Indebtedness of any Subsidiary of the Company and will not permit any such Subsidiary to guarantee (i) any Indebtedness of the Company that ranks PARI PASSU with the Securities, (ii) any Indebtedness of a Subsidiary of the Company or (iii) any Subordinated Indebtedness; PROVIDED, HOWEVER, that this subsection shall not apply to (1) any guaranty by a Subsidiary if such Subsidiary also guarantees the Securities on a PARI PASSU basis with respect to guaranties of Indebtedness described in clause
(i) and (ii) and on a senior basis with respect to guaranties of Indebtedness described in clause (iii); (2) any guaranty existing on November 1, 1991 or any extension or renewal of such guaranty to the extent such extension or renewal is for the same or a lesser amount; (3) any guaranty which constitutes Indebtedness permitted by clause (v) or (vi) of the definition of Permitted Indebtedness granted by a Person permitted to incur such Indebtedness; (4) any guaranty by the Company of Indebtedness of a Restricted Subsidiary, PROVIDED that (A) incurrence of such Indebtedness of the Restricted Subsidiary is not prohibited by this Indenture and (B) (x) such guaranty constitutes Indebtedness of the Company incurred as Permitted Indebtedness pursuant to clause (vii) or (viii) of the definition of Permitted Indebtedness (it being understood that, for purposes of determining Permitted Indebtedness, any such guaranty shall be deemed to constitute Indebtedness separate from, and, in addition to, Indebtedness of a Restricted Subsidiary which is so guaranteed) or (y) immediately prior to and (on a PRO FORMA basis) after granting such guaranty, the Company would be permitted to incur an additional dollar of Indebtedness (not constituting Permitted Indebtedness) under Section 1008; (5) any guaranty by an Unrestricted Subsidiary of Indebtedness or other obligations of any Person other than the Company and its Restricted Subsidiaries; (6) any guaranty by the Company or any Subsidiary of Indebtedness or other obligations constituting Indebtedness permitted by clause (i)(a) of the definition of Permitted Indebtedness in a principal amount not exceeding the principal amount outstanding or committed under the Credit Agreements (including any letter of credit facility, but without duplication with respect to commitments for loans the use of proceeds of which is restricted to repayment of other Indebtedness under the Credit Agreements) as of November 1, 1991, PLUS two hundred fifty million dollars ($250,000,000) and LESS the proceeds from the sale of all Indebtedness under the 1991 Indenture issued from time to time applied to repay Indebtedness under the Credit Agreements; (7) any guaranty by the Company of Indebtedness of any Restricted Subsidiary outstanding on November 1, 1991 which is not subordinated to any Indebtedness of such Restricted Subsidiary, and any renewal, extension or refinancing of such Indebtedness permitted by this Indenture; (8) any guaranty by the Company of Indebtedness of any Restricted Subsidiary that is organized under the laws of a jurisdiction other than the United States or any subdivision thereof, PROVIDED that the incurrence of such Indebtedness of such Restricted Subsidiary is not prohibited by this Indenture; (9) any guaranty by a Restricted Subsidiary that is organized under the laws of a jurisdiction other than the United States or


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

any subdivision thereof of the Indebtedness of any of its Subsidiaries that is a Restricted Subsidiary and that is organized under the laws of a jurisdiction other than the United States or any subdivision thereof, provided that incurrence of such Indebtedness of such Restricted Subsidiary is not prohibited by this Indenture; (10) any guaranty by the Company or a Subsidiary of the Company of Indebtedness or other obligations in a principal amount not exceeding two hundred fifty thousand dollars ($250,000); (11) any guaranty in the form of an endorsement of negotiable instruments for deposit or collection and similar transactions; (12) any guaranty arising under or in connection with performance bonds, indemnity bonds, surety bonds, or commercial letters of credit not exceeding twenty-five million dollars ($25,000,000) in aggregate principal amount from time to time outstanding; (13) any guaranty by a Subsidiary of the Company of Indebtedness or other obligations of another Subsidiary in effect at the time of such guarantor becoming a Subsidiary and not created in contemplation thereof; or (14) any guaranty by the Company or a Restricted Subsidiary of any Interest Swap Obligation, Currency Agreement or Commodities Agreement relating to Indebtedness that is guaranteed pursuant to another clause of this subsection.

SECTION 1008.  LIMITATION ON FUTURE INCURRENCE OF INDEBTEDNESS.

    The Company will not, and will not permit any Restricted Subsidiary to, incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or responsible for the payment of any Indebtedness except: (1) Permitted Indebtedness; and (2) Indebtedness of the Company if at the time thereof and after giving effect thereto the Consolidated Interest Coverage Ratio of the Company, on a PRO FORMA basis for the then four most recent full fiscal quarters, taken as a whole (giving effect to (i) such Indebtedness and (ii) the effect on the Consolidated Cash Flow Available for Fixed Charges of the Company for the then four most recent full fiscal quarters, taken as a whole, as a result of any acquisition of a Person acquired by the Company or any Restricted Subsidiary with the proceeds of such Indebtedness), would be greater than 1.75 to 1. Without limiting the foregoing, the Company shall not, and shall not permit any Restricted Subsidiary to, guarantee, or in any other manner become directly or indirectly liable with respect to or responsible for the payment of, Indebtedness of any Unrestricted Subsidiary in an amount greater than, for all guaranties and undertakings of responsibility by the Company and its Restricted Subsidiaries, 20% of the aggregate amount of Indebtedness of such Unrestricted Subsidiary.

SECTION 1009.  LIMITATION ON ASSET DISPOSITIONS.

    (a) So long as any of the Securities are Outstanding, (i) the Company will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless (except as otherwise permitted in the last sentence of subsection (g) below) the Company (or the Restricted Subsidiary, as the case may
be) receives consideration at the time of such Asset Disposition at least equal to the fair market value for the assets sold or otherwise disposed of (which shall be as determined in good faith (x) in the case of dispositions of assets having a fair market value of ten million dollars ($10,000,000) or more, by the Board of Directors,


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

whose reasonable determination shall be conclusive and evidenced by a Board Resolution, or (y) in the case of dispositions of assets having a fair market value of less than ten million dollars ($10,000,000) but not less than five million dollars ($5,000,000), an Officer of the Company, whose reasonable determination shall be conclusive and evidenced by a certificate of such Officer) and (ii) the Company will apply the aggregate net proceeds in excess of three hundred million dollars ($300,000,000) received by the Company or any Restricted Subsidiary from all Asset Dispositions occurring subsequent to November 1, 1991 (but excluding for purposes of this clause (ii), whether before or after the receipt of net proceeds in excess of three hundred million dollars ($300,000,000), (1) the net proceeds of any Asset Disposition or series of related Asset Dispositions where the net proceeds are less than five million dollars ($5,000,000) and (2) the first twenty-five million dollars ($25,000,000) of net proceeds in each fiscal year without taking into account any amount excluded pursuant to (1)) as follows: (A) to the payment or prepayment of any Senior Indebtedness within six months of such Asset Disposition, or (B) to investment in the business of the Company and its Restricted Subsidiaries (including, without limitation, by acquiring equity, other than Redeemable Stock, of the transferee of such Asset Disposition) within six months of such Asset Disposition or, if such investment is with respect to a project to be completed within a period greater than six months from such Asset Disposition, then within the period of time necessary to complete such project; PROVIDED, HOWEVER, that (x) in the case of applications contemplated by clause (B), the Board of Directors has, within such six-month period, adopted in good faith a resolution committing such excess proceeds to such investment, (y) EXCEPT as provided in the next sentence, none of such excess proceeds shall be used to make any Restricted Payment or any payment in respect of Subordinated Indebtedness and (z) to the extent not applied in accordance with clauses (A) or
(B) above, or if after being so applied there remain excess net proceeds in an amount greater than ten million dollars ($10,000,000), the Company shall make a PRO RATA offer to all Holders to purchase Securities at 100% of principal amount, plus accrued and unpaid interest to the Asset Disposition Payment Date, up to an aggregate principal amount equal to such excess net proceeds (as adjusted pursuant to subsection (g) of this Section, the "Asset Disposition Offer Amount"). If after being applied in accordance with clauses (A), (B) and
(z) above there remain excess net proceeds, the Company will apply such excess net proceeds to the general corporate purposes of the Company or any Subsidiary of the Company.

    (b) Notwithstanding subsection (a) of this Section, to the extent the Company or any of its Restricted Subsidiaries receives securities or other non-cash property or assets as proceeds of an Asset Disposition (other than equity in the transferee not constituting Redeemable Stock), the Company shall not be required to make any application required by subsection (a) of this Section until it receives cash proceeds from a sale, repayment, exchange, redemption or retirement of or extraordinary dividend or return of capital on such non-cash property, EXCEPT that if and to the extent the sum of all cash proceeds plus the fair market value of equity (other than Redeemable Stock) in the transferee of such Asset Disposition received at the time of such Asset Disposition is less than 70% of the fair market value of the total proceeds of such Asset Disposition (with such fair market value determined and evidenced in the same manner as stated in clause (i) of subsection (a) of this Section), the


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amount of such deficiency (the "Deficiency Amount") shall be applied as required by subsection (a) of this Section as if received at the time of the Asset Disposition. Any amounts deferred pursuant to the preceding sentence shall be applied in accordance with subsection (a) of this Section when cash proceeds are thereafter received from a sale, repayment, exchange, redemption or retirement of or extraordinary dividend or return of capital on such non-cash property; PROVIDED, HOWEVER, that the Company shall not be required to apply with respect to any equity interest in a transferee an amount exceeding the fair market value attributable to such equity interest at the time of the Asset Disposition; and PROVIDED, FURTHER, that if a Deficiency Amount was applied pursuant to the exception contained in the preceding sentence, then once the cumulative amount of applications made pursuant to subsections (a) and (b) of this Section (including any Deficiency Amounts) equals 100% of the fair market value of the total proceeds of the Asset Disposition at the time of such Asset Disposition, cash proceeds thereafter received from a sale, repayment, exchange, redemption or retirement of or extraordinary dividend or return of capital on such non-cash property shall not be required to be applied in accordance with subsection (a) of this Section EXCEPT to the extent such cash proceeds exceed the Deficiency Amount.

    (c)  An offer to purchase Securities required to be made pursuant to this
Section is referred to as an "Asset Disposition Offer" and the date on which the purchase of Securities relating to any such Asset Disposition Offer is to be made is referred to as the "Asset Disposition Payment Date."

    (d) The Company shall provide the Trustee with notice of an Asset Disposition Offer and with all information required to accompany the notice described in (e) below, at least 45 days before any such Asset Disposition Payment Date and at least 10 days before the notice of any Asset Disposition Offer is mailed to Holders.

    (e) Notice of an Asset Disposition Offer described in this Section shall be mailed on behalf of the Company by the Trustee to all Holders at their last registered addresses not less than 30 days nor more than 60 days before the Asset Disposition Payment Date, which shall be a date not more than 210 days after the Asset Disposition giving rise to such Asset Disposition Offer. The Asset Disposition Offer shall remain open from the time of the mailing of such notice until not more than five Business Days before the Asset Disposition Payment Date. The notice shall state:

         (1) that the Asset Disposition Offer is being made pursuant to this Section and the reason for the Asset Disposition Offer;

         (2)  the purchase price and the Asset Disposition Payment Date;

         (3) the aggregate principal amount of Securities initially subject to the Asset Disposition Offer Amount and, if applicable, a description of the adjustment mechanisms describe in subsection
              (g) of this Section;


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         (4)  the name and address of the Paying Agent and the Trustee and that
              Securities must be surrendered to the Paying Agent to collect the purchase price;

         (5) that any of the Securities not tendered or accepted for payment will continue to accrue interest;

         (6) that any Security accepted for payment pursuant to the Asset Disposition Offer shall cease to accrue interest after the Asset Disposition Payment Date;

         (7) that each Holder electing to have a Security purchased pursuant to an Asset Disposition Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the fifth Business Day prior to the Asset Disposition Payment Date;

         (8) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Asset Disposition Payment Date, a telegram, telex, facsimile transmission or letter setting forth: the name of the Holder, the principal amount of the Security the Holder delivered for purchase, the certificate number of the Security the Holder delivered and a statement that such Holder is withdrawing his election to have the Security purchased; and

         (9) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

    (f) On the Asset Disposition Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Asset Disposition Offer in an aggregate principal amount equal to the Asset Disposition Offer Amount or such lesser amount of Securities as shall have been tendered, (ii) on or before 12:00 noon New York City time, deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted, and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof accepted by the Company. If the aggregate principal amount of Securities tendered exceeds the Asset Disposition Offer Amount, the Company shall select the Securities to be purchased on a PRO RATA basis to the nearest one thousand dollars ($1,000) of principal amount. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Company shall execute and the Trustee shall promptly authenticate and mail or make available for delivery to such


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Holders a new Security of the applicable series and equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or made available for delivery to the Holder thereof. The Company will publicly announce the results of the Asset
Disposition Offer on or as soon as practicable after the Asset Disposition Payment Date. For purposes of this Section, the Trustee or its agent shall act as the Paying Agent.

    (g) The Company shall not make an "Asset Disposition Offer" (as defined) required under Section 1009 of the 1991 Indenture or the 1994 Indentures in connection with a disposition of assets other than the Collateral (as defined in the First Mortgage Note Indenture) unless the Company shall have made an Asset Disposition Offer hereunder (and in respect of certain other Senior Indebtedness in accordance with the following sentence) on a PRO RATA basis (in an aggregate amount equal to the amount to be offered pursuant to the Asset Disposition Offer under the 1991 Indenture and the 1994 Indentures (and in accordance with Section 1009(g) of the 1994 Indentures)) the closing date of which is prior to six months after the asset disposition triggering the obligations of the Company under the 1991 Indenture and/or the 1994 Indentures, as the case may be. Notwithstanding the previous sentence, if on or after the date hereof, the Company issues any Senior Indebtedness (including the Securities) containing a requirement that an offer be made to repurchase such Senior Indebtedness under the same circumstances and in the same manner (including the prescribed time periods hereof) provided in this Section 1009, then (i) the Company may apply the Asset Disposition Offer Amount (before any adjustment pursuant to this sentence) to the PRO RATA purchase of Securities tendered hereunder and the Senior Indebtedness tendered thereunder and (ii) the Asset Disposition Offer Amount available to repurchase the Securities shall be reduced by the amount applied to the purchase of such Senior Indebtedness; PROVIDED that this sentence shall only apply to (i) Senior Indebtedness issued on or after the date hereof that explicitly permits the PRO RATA purchase of Securities as described herein and refers to this Section 1009(g) and any Indebtedness outstanding at the date of this Indenture that is amended to explicitly permit the PRO RATA purchase of Securities as described herein and refers to this Section 1009(g). In the event that the First Mortgage Notes are refinanced through a public or private offering of Indebtedness constituting debt securities and the amount of such refinancing Indebtedness is no greater than the principal amount of the 103/4% First Mortgage Notes due 2002 of the Company outstanding as of the date of such refinancing, the Company need not comply with subsection (a) of this Section 1009 in respect of an Asset Disposition involving the collateral securing such Indebtedness (other than collateral granted in respect of such Indebtedness pursuant to a negative pledge or similar provision contained in the indenture or similar instrument relating to such Indebtedness) to the extent that such compliance would constitute a default under such indenture or similar instrument.

SECTION 1010.  MAINTENANCE OF PROPERTIES.

    The Company will cause all material properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good


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condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors of the Subsidiary concerned, as the case may be, desirable in the conduct of the business of the Company or any Subsidiary of the Company and not materially disadvantageous to the Holders.

SECTION 1011.  COMPLIANCE CERTIFICATES.

    (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company (which fiscal year currently ends on December
31), an Officer's Certificate stating whether or not the signer knows of any Default or Event of Default by the Company that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event or Default has occurred. The Company shall also promptly notify the Trustee in writing should the Company's fiscal year be changed so that the end thereof is on any date other than the date on which the Company's fiscal year currently ends.

    (b) The Company shall deliver to the Trustee as soon as practicable but in any event not later than 45 days after the end of each fiscal quarter an Officer's Certificate setting forth the Company's Subordinated Capital Base for purposes of this Section 1011. The Trustee may conclusively rely on the Officer's Certificate for such purposes.

    (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters and (ii) whether, in connection with their audit examination, any Default has come to their attention and if such a Default has come to their attention, specifying the nature and period of existence thereof and the specific section or sections of this Indenture in connection with which such Default has occurred; PROVIDED, that without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of the failure to obtain knowledge of such Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

    (d) The Company shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the


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details of such Default or Event of Default and the action that the Company proposes to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

SECTION 1012.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 1013.  CHANGE OF CONTROL.

    (a) Upon the occurrence of a Change of Control (the "Change of Control Date") and subject to the requirements of the next succeeding sentence, each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part pursuant to the offer described in subsection (b) below (the "Change of Control Offer") at a purchase price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to the date of such repurchase. If such repurchase would constitute an event of default under Specified Bank Debt, then, prior to giving the notice to Holders provided in subsection (b) below, the Company shall (i) repay in full in cash such Specified Bank Debt or (ii) obtain the requisite consent of holders of such Specified Bank Debt to permit the repurchase of Securities without giving rise to an event of default under such Specified Bank Debt.

    (b) Promptly upon satisfaction of either one of the obligations, if then applicable, set forth in clause (i) or (ii) of subsection (a) above, the Company shall mail a notice to each Holder of Securities of each applicable series and the Trustee in respect of the Change of Control Offer (which notice shall contain all instructions and materials necessary to enable such Holders to tender Securities) stating:

         (1) that the Change of Control Offer is being made pursuant to this Section and that all Securities properly tendered will be accepted for payment;

         (2) the purchase price and the purchase date (which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed, but in any event prior to the date on which any Subordinated Indebtedness


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

              is paid pursuant to the terms of a provision similar to this Section) (the "Change of Control Payment Date");

         (3) the name and address of the Paying Agent and the Trustee and that the Securities must be surrendered to the Paying Agent to collect the purchase price;

         (4)  that any Security not tendered will continue to accrue interest;

         (5) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

         (6) that each Holder electing to have a Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

         (7) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase, the certificate numbers of the Security the Holder delivered and a statement that such Holder is withdrawing his election to have such Security purchased; and

         (8) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

    On or before 12:00 noon New York City time on the Change of Control Payment Date, the Company shall (i) accept for payment Securities of each applicable series or portions thereof tendered pursuant to the Change of Control Offer,
(ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities of each applicable series or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee Securities so accepted, together with an Officer's Certificate stating the aggregate principal amount of the Securities or portions thereof so accepted by the Company. The Paying Agent shall promptly mail or deliver to the Holder of Securities of each applicable series so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or make available for delivery to such Holder a new Security of the same series as, and equal in principal amount to, any unpurchased portion of the Security


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

surrendered. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section, the Trustee or its agent shall act as the Paying Agent.

    If a Change of Control has occurred but a Change of Control Offer is not permitted to be made, the Company shall mail a notice of such Change of Control to each Holder within 30 days following a Change of Control Date.

    The Company shall comply with any applicable tender offer rules (including, without limitation, any applicable requirements of Rule 14e-1 under the Exchange
Act) and any other legal requirements in the event that a Change of Control Offer is made under the circumstances described in this Section 1013.

SECTION 1014.  WAIVER OF CERTAIN COVENANTS.

    The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006, 1007, 1008 and 1009 with respect to the Securities of any series, if before the time for such compliance Holders representing at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                    ARTICLE ELEVEN

                       MAINTENANCE OF SUBORDINATED CAPITAL BASE

SECTION 1101.  MAINTENANCE OF SUBORDINATED CAPITAL BASE.

    (a) Subject to the terms of Section 1102, in the event that the Company's Subordinated Capital Base is less than one billion dollars ($1,000,000,000) (the "Minimum Subordinated Capital Base") as at the end of each of any two consecutive fiscal quarters (the last day of the second such fiscal quarter, a "Deficiency Date"), then, with respect to Securities of each series, the Company shall, no later than 60 days after the Deficiency Date (105 days if a Deficiency Date is also the end of the Company's fiscal year), make an offer to all Holders of Securities of each such series to purchase (a "Deficiency Offer") 10% of the principal amount of Securities of each such series originally issued, or such lesser amount as may be Outstanding at the time such Deficiency Offer is made (the "Deficiency Offer Amount"), at a purchase price equal to 100% of principal amount, plus accrued and unpaid interest to the Deficiency Payment Date.


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    (b)  Thereafter, semi-annually the Company shall make like Deficiency
Offers for the then applicable Deficiency Offer Amount of Securities of each such series until the Company's Subordinated Capital Base as at the end of any subsequent fiscal quarter shall be equal to or greater than the Minimum Subordinated Capital Base. Notwithstanding the foregoing, after any specified Deficiency Date, the last day of any subsequent fiscal quarter shall not constitute a Deficiency Date (giving rise to an additional obligation under subsection (a) of this Section) unless the Company's Subordinated Capital Base was equal to or greater than the Minimum Subordinated Capital Base as at the end of a fiscal quarter that followed such specified Deficiency Date and preceded such subsequent quarter.

    (c) Within 60 days (105 days if a Deficiency Date is also the end of the Company's fiscal year) following a Deficiency Date, the Company shall mail a notice to each Holder of Securities of the applicable series in respect of the Deficiency Offer (which notice shall contain all instructions and materials necessary to enable such Holders to tender Securities) stating:

         (1) that the Deficiency Offer is being made pursuant to this Section and the reason for the Deficiency Offer;

         (2) the purchase price and the purchase date, which shall be 20 Business Days from the date such notice is mailed or, if acceptance for payment and payment is not then lawful, on the earliest subsequent Business Day on which acceptance for payment and payment is then lawful (a "Deficiency Payment Date");

         (3) the aggregate principal amount of Securities subject to the Deficiency Amount;

         (4) the name and address of the Paying Agent and the Trustee and that Securities must be surrendered to the Paying Agent to collect the purchase price;

         (5) that any Securities not tendered or accepted for payment will continue to accrue interest;

         (6) that any Security accepted for payment pursuant to the Deficiency Offer shall cease to accrue interest after the Deficiency Payment Date;

         (7) that each Holder electing to have a Security purchased pursuant to a Deficiency Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Deficiency Payment Date;


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         (8)  that Holders will be entitled to withdraw their election if the
              Paying Agent receives, not later than the close of business on the third Business Day preceding the Deficiency Payment Date, a telegram, telex, facsimile transmission or letter setting forth: the name of the Holder, the principal amount of the Security the Holder delivered for purchase, the certificate number of the Security the Holder delivered and a statement that such Holder is withdrawing his election to have the Security purchased; and

         (9) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

    (d) On a Deficiency Payment Date, the Company shall (i) accept for payment Securities of each applicable series or portions thereof tendered pursuant to the Deficiency Offer in an aggregate principal amount equal to the Deficiency Offer Amount or such lesser principal amount of such Securities as shall have been tendered, (ii) on or before 12:00 noon New York City time, deposit with the Paying Agent money sufficient to pay the purchase price of all such Securities or portions thereof so accepted, and (iii) deliver, or cause to be delivered to the Trustee, Securities or portions thereof so accepted together with an Officer's Certificate stating the Securities or portions thereof accepted by the Company. If the aggregate principal amount of such Securities tendered exceeds the Deficiency Offer Amount, the Company shall select the Securities to be purchased on a PRO RATA basis to the nearest one thousand dollars ($1,000) of principal amount. The Paying Agent shall promptly mail or make available for delivery to Holders of Securities so accepted payment in amounts equal to the purchase prices therefor, and the Company shall execute and the Trustee shall promptly authenticate and mail or make available for delivery to such Holders new Securities of the same series as, and equal in principal amounts to, any unpurchased portion of the Securities surrendered. Any Securities not so accepted shall be promptly mailed or made available for delivery to the Holder thereof. The Company will publicly announce the results of the Deficiency Offer on or as soon as practicable after the Deficiency Payment Date. For purposes of this Section, the Trustee or its agent shall act as the Paying Agent.

    (e) The Company shall comply with and applicable tender offer rules (including, without limitation, any applicable requirements of Rule 14e-1 under the Exchange Act) and any other legal requirements in the event that a Deficiency Offer is made under the circumstances described in this Section 1101.

SECTION 1102.  ALTERNATIVE INTEREST RATE ADJUSTMENT.

    (a) Notwithstanding the terms of Section 1101, in the event that (1) the making of a Deficiency Offer by the Company or (2) the purchase of Securities by the Company in respect of a Deficiency Offer would constitute a default (with the giving of notice, the passage of time or both) with respect to any Specified Bank Debt at the time outstanding,


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then, in lieu of the making of a Deficiency Offer in the circumstances set forth in Section 1101, (i) the interest rate on the Securities of the applicable series shall be reset as of the first day of the second fiscal quarter following the Deficiency Date (the "Reset Date") to a rate per annum (the "Reset Rate") equal to the greater of (x) the Initial Interest Rate and (y) the sum of (A) 400 basis points and (B) the higher of the Seven Year Treasury Rate and the Ten Year Treasury Rate, (ii) on the first Interest Payment Date following the Reset Date, the interest rate on the Securities of such series, as reset on the Reset Date, shall increase by fifty (50) basis points, and (iii) the interest rate on the Securities of such series shall further increase by an additional fifty (50) basis points on each succeeding Interest Payment Date; PROVIDED, HOWEVER, that in no event shall the interest rate on the Securities of such series at any time exceed the Initial Interest Rate by more than two hundred (200) basis points.

    (b) Once the interest rate on the Securities of any series has been reset pursuant to subsection (a) of this Section, if the Company's Subordinated Capital Base is equal to or greater than the Minimum Subordinated Capital Base as of the last day of any fiscal quarter subsequent to the Deficiency Date, interest on the Securities of each such series shall return to the Initial Interest Rate effective as of the first day of the second following fiscal quarter; PROVIDED, HOWEVER, that the interest rate on the Securities of each such series shall again be adjusted in accordance with subsection (a) of this
Section if the Company's Subordinated Capital Base shall thereafter be less than the Minimum Subordinated Capital Base as at the last day of any two consecutive subsequent fiscal quarters and if the making of a Deficiency Offer or the purchase of Securities by the Company in respect of a Deficiency Offer would, at such time, constitute a default (with the giving of notice, the passage of time, or both) with respect to any Specified Bank Debt at the time outstanding.

    (c) The Company shall notify the Trustee of the Reset Rate not later than two Business Days after the Reset Date in the circumstances set forth in subsection (a) of this Section. Not later than five Business Days after the Trustee has received such notice from the Company, the Trustee shall mail to each Holder of Securities of the applicable series such notice setting forth the Reset Rate. Commencing on the Reset Date, the Securities shall bear interest (as determined in accordance with clauses (i), (ii) and (iii) of subsection (a) of this Section) until the date on which such interest rate returns to the Initial Interest Rate pursuant to subsection (b) of this Section. The Company shall notify the Trustee and the Holders of such Securities promptly when the interest rate on such Securities returns to the Initial Interest Rate pursuant to subsection (b) of this Section. Failure of the Company or the Trustee to give, or failure of a Holder to receive, such notices shall not in any event affect the validity of the proceedings of the adjustment of the interest to be borne by such Securities effective on the Reset Date of the Company's obligations hereunder.


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                                    ARTICLE TWELVE

                               REDEMPTION OF SECURITIES

SECTION 1201.  APPLICABILITY OF ARTICLE.

    Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1202.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

    The election of the Company to redeem any of the Securities of any series shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. The Company shall deliver to the Trustee an Officer's Certificate, a Board Resolution authorizing the redemption and an Opinion of Counsel with respect to the due authorization of such redemption and to the effect that such redemption is being made in accordance with this Indenture and the Securities.

SECTION 1203.  SELECTION BY TRUSTEE OF THE SECURITIES TO BE REDEEMED.

    If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption or submitted for repurchase pursuant to Sections 1009 and 1013, substantially PRO RATA, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee.

    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or


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to be redeemed only in part, to the portion of the principal amount of such
Security which has been or is to be redeemed.

SECTION 1204.  NOTICE OF REDEMPTION.

    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Register.

    All notices of redemption shall state:

    (1)  the Redemption Date;

    (2) the Redemption Price (including the amount of accrued and unpaid interest to be paid);

    (3) the name and address of the Paying Agent and the Trustee and that the Securities must be surrendered to the Paying Agent to collect the Redemption Price;

    (4) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed and that, on or after the Redemption Date, upon surrender of any Security to be redeemed in part, a new Security in principal amount equal to the unredeemed portion thereof will be issued;

    (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

    (6)  that the redemption is for a sinking fund, if such is the case; and

    (7)  the CUSIP number, if any, of the Securities to be redeemed.

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1205.  DEPOSIT OF REDEMPTION PRICE.

    Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.


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SECTION 1206.  SECURITIES PAYABLE ON REDEMPTION DATE.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities or portions thereof shall cease to bear interest.
Upon surrender of any such Security for redemption in accordance with said notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates or Special Record Dates according to their terms and the provisions of Section 305.

    If any Security or portion thereof called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1207.  SECURITIES REDEEMED IN PART.

    Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE THIRTEEN

                                    SINKING FUNDS

SECTION 1301.  APPLICABILITY OF ARTICLE.

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the


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terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1302.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

    The Company (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1303.  REDEMPTION OF SECURITIES FOR SINKING FUND.

    Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.


                                   ARTICLE FOURTEEN

                          DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

    If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1402 or (b) covenant defeasance of the Securities of a


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series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1402 (if applicable) or Section 1403 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

SECTION 1402.  DEFEASANCE AND DISCHARGE.

    Upon the Company's exercise of the option provided in Section 1401 to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); PROVIDED, HOWEVER, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in Section 1404, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option with respect to defeasance under this Section 1402 notwithstanding the prior exercise of its option with respect to covenant defeasance under Section 1403 in regard to the Securities of such series.

SECTION 1403.  COVENANT DEFEASANCE.

    Upon the Company's exercise of the option provided in Section 1401 to obtain a covenant defeasance with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 306, 506, 509, 610, 1001, 1002, 1011 and 1012) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"). Covenant defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 306, 506, 509, 610, 1001, 1002, 1011 and 1012), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 501(3) with respect


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to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

SECTION 1404.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

    The following shall be the conditions to defeasance under Section 1402 and covenant defeasance under Section 1403 with respect to the Outstanding Securities of a particular series:

    (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

    (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (6) or (7) of Section 501 hereof shall occur and be continuing, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

    (3) Such deposit, defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

    (4) Such defeasance or covenant defeasance shall not cause the Securities of such series then listed on any national securities exchange registered under the Exchange Act to be delisted.


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    (5)  In the case of an election with respect to Section 1402, the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred or
(B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and a the same times as would have been the case if such defeasance had not occurred.

    (6) In the case of an election with respect to Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

    (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

    (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER
      MISCELLANEOUS PROVISIONS.

    Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.


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    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

    Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited.


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    This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       STONE CONTAINER CORPORATION

                                       By:
                                          ------------------------
                                         Name:
                                         Title:


[SEAL]
Attest:




- ----------------------------
Name:
Title:

                                       THE BANK OF NEW YORK
                                       as Trustee


                                       By:
                                          ------------------------
                                         Name:
                                         Title:


[CORPORATE SEAL]


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STATE OF ILLINOIS     )
                      )  SS.:
COUNTY OF COOK        )


    On the      day of           , 1996, before me personally came
               , to me known, who, being by me duly sworn, did depose and say
that (s)he is                 of The Bank of New York, one of the parties
described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation; and that (s)he signed his/her name thereto by like authority.




                        -------------------------------
                          My commission expires:

STATE OF ILLINOIS     )
                      )  SS.:
COUNTY OF COOK        )


    On the      day of           , 1996, before me personally came
       , to me known, who, being by me duly sworn, did depose and say that (s)he
is                         of Stone Container Corporation, one of the parties
described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation; and that (s)he signed his/her name thereto by like authority.




                        -------------------------------
                          My commission expires: